                                                                     EXECUTION COPY

      IRWIN WHOLE LOAN HOME EQUITY TRUST 2003-D

                                     Issuer

                                       AND

                         U.S. BANK NATIONAL ASSOCIATION

                                Indenture Trustee

                                    INDENTURE

                          Dated as of November 25, 2003

             ---------------------------------------------------------

                  HOME EQUITY LOAN-BACKED NOTES, SERIES 2003-D
             ---------------------------------------------------------

                                TABLE OF CONTENTS

         Section 4.02.         Registration of and Limitations on Transfer and Exchange of Notes;

EXHIBITS

Exhibit A-1                Form of Class A Notes

Exhibit A-2                Form of Class A-IO Notes

Exhibit A-3                Form of Class M Notes

Exhibit A-4                Form of Class B Notes

Appendix A                 Definitions

         This Indenture, dated as of November 25, 2003, between Irwin Whole Loan
Home Equity Trust 2003-D, a Delaware statutory trust, as Issuer (the "Issuer"), and U.S. Bank National Association, a national banking association organized under the laws of the United States, and any successor thereto, as Indenture
Trustee (the "Indenture Trustee"),

                                WITNESSETH THAT:

         Each party hereto agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Issuer's Home Equity
Loan-Backed Notes, Series 2003-D, Class A-1, Class A-2, Class A-3, Class A-IO,
Class M-1, Class M-2, Class B-1 and Class B-2 (collectively, the "Notes").

                                 GRANTING CLAUSE

         The Issuer hereby Grants to the Indenture Trustee, all of the Issuer's right, title and interest, whether now owned or hereafter acquired, in, to, and under the following: (a) the Loans, and all monies due or to become due thereunder; (b) the Payment Account and the Basis Risk Reserve Fund, and all
funds on deposit or credited thereto from time to time and all proceeds thereof;
(c) the Capitalized Interest Account, and all funds on deposit or credited thereto from time to time (other than any income thereon), and the Pre-Funding
Account, and all funds on deposit or credited thereto from time to time; (d) all hazard insurance policies; (e) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in respect of, any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing; (f) all accounts, chattel paper, deposit accounts, documents, general intangibles, goods, instruments, investment property, letter-of-credit rights, letters of credit, money, and oil, gas, and other minerals, consisting of, arising from, or relating to, any of the foregoing; and (g) all proceeds of the foregoing
(collectively, the "Trust Estate" or the "Collateral"). The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

         The Indenture Trustee acknowledges such Grant, accepts the trust under this Indenture in accordance with the provisions hereof and agrees to perform its duties as Indenture Trustee as required herein.

                                    ARTICLE I

                                   Definitions

Section 1.01.    Definitions. For all purposes of this Indenture, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions attached hereto as Appendix A which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

Section 1.02.    Incorporation by Reference of Trust Indenture Act. Whenever
this Indenture refers to a provision of the Trust Indenture Act (the "TIA"), the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

                  "Commission" means the Securities and Exchange Commission.

                  "indenture securities" means the Notes.

                  "indenture security holder" means a Noteholder.

                  "indenture to be qualified" means this Indenture.

                  "indenture trustee" or "institutional trustee" means the Indenture
Trustee.

                  "obligor" on the indenture securities means the Issuer and any other obligor on the indenture
securities.

         All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

Section 1.03.    Rules of Construction.  Unless the context otherwise requires:

(i) a term has the meaning assigned to it;

(ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

(iii) "or" includes "and/or";

(iv) "including" means including without limitation;

(v) words in the singular include the plural and words in the plural include the singular;

(vi) the term "proceeds" has the meaning ascribed thereto in the UCC; and

(vii) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a
Person are also to its permitted successors and assigns.

Section 1.04.    Calculations of Interest. All calculations of interest on the
Class A Notes (other than the Class A-IO Notes), Class M Notes and Class B Notes
(other than the Class B-2 Notes) shall be made on the basis of the actual number of days in the Accrual Period and a year assumed to consist of 360 days. All calculations of interest on the Class A-IO Notes and Class B-2 Notes shall be made on the basis of the thirty days in the Accrual Period and a year assumed to consist of 360 days. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded up.

                                 ARTICLE II

                           Original Issuance of Notes

Section 2.01.    Form. The Notes, together with the Indenture Trustee's
certificate of authentication, shall be in substantially the form set forth in
Exhibits A-1, A-2, A-3 and A-4, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this
Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the
Note.

         The Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the Authorized Officers executing such Notes, as evidenced by their execution of such Notes.

         The terms of the Notes set forth in Exhibits A-1, A-2, A-3 and A-4 are part of the terms of this Indenture.

Section 2.02.    Execution, Authentication and Delivery. The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

         Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

         The Indenture Trustee shall authenticate and deliver Notes for original issue in an aggregate initial principal amount of $199,807,202, upon receipt of an Issuer Request containing instructions to do so.

         Each Class of Notes shall be dated the date of its authentication. The
Book-Entry Notes shall be issuable in book entry format and shall be issuable in minimum Initial Note Balances or Initial Class A-IO Notional Amount, as
applicable, of $25,000 and in integral multiples of $1 in excess thereof.

         No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

                                   ARTICLE III

                                    Covenants

Section 3.01.    Collection of Payments with Respect to Loans. The Indenture
Trustee shall establish and maintain with itself the Payment Account in which the Indenture Trustee shall, subject to the terms of this paragraph, deposit, on the same day as it is received from the Servicer, each remittance received by the Indenture Trustee with respect to the Loans. The Indenture Trustee shall make all payments of principal and interest on the Notes, subject to Section
3.03, as provided in Section 3.05 from monies on deposit in the Payment Account.

Section 3.02.    Maintenance of Office or Agency. The Issuer will maintain in the City of New York, an office or agency where, subject to satisfaction of conditions set forth herein, Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate
Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

Section 3.03.    Money for Payments To Be Held in Trust; Paying Agent.

(a) As provided in Section 3.01, all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Payment
Account pursuant to Section 3.01 shall be made on behalf of the Issuer by the
Indenture Trustee or by the Paying Agent, and no amounts so withdrawn from the
Payment Account for payments of Notes shall be paid over to the Issuer except as provided in this Section 3.03. The Issuer hereby appoints the Indenture Trustee to act as initial Paying Agent hereunder.

         The Issuer will cause each Paying Agent other than the Indenture
Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture
Trustee acts as Paying Agent it hereby so agrees), subject to the provisions of this Section 3.03, that such Paying Agent will:

(i)      hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

(ii)     give the Indenture Trustee written notice of any default by the Issuer of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

(iii)    at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the
         Indenture Trustee all sums so held in trust by such Paying Agent;

(iv)     immediately resign as Paying Agent and forthwith pay to the Indenture
         Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying
         Agent at the time of its appointment;

(v)      comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; and

(vi)     deliver to the Indenture Trustee a copy of the Servicing Certificate prepared with respect to each Payment Date by the Servicer pursuant to
         Section 4.01 of the Servicing Agreement.

         The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer
Request direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and
upon such payment by any Paying Agent to the Indenture Trustee, such Paying
Agent shall be released from all further liability with respect to such money.

         Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for one year after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer upon receipt by the Indenture Trustee or any Paying
Agent (as applicable) of an Issuer Request containing instructions to do so; and
the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying
Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such payment, shall at the expense and direction of the Issuer cause to be published once, in an Authorized Newspaper, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than
30 days from the date of such publication, any unclaimed balance of such money then remaining will be paid to the Issuer. The Indenture Trustee may also adopt and employ, at the expense and direction of the Issuer, any other reasonable means of notification of such payment (including, but not limited to, mailing notice of such payment to Noteholders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in monies due and payable but not claimed is determinable from the records of the Indenture
Trustee or of any Paying Agent, at the last address of record for each such
Noteholder).

Section 3.04. Existence. The Issuer will keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of
Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Loans and each other instrument or agreement included in the Trust Estate.

Section 3.05.     Payment of Principal and Interest; Defaulted Interest.

(a)                         On each Payment Date from amounts on deposit in the
                            Payment Account (after payment of the amounts
                            described in Section 6.07 and including any amounts
                            transferred to the Payment Account from the
                            Pre-Funding Account and/or the Capitalized Interest
                            Account pursuant to Section 3 of the Loan Purchase
                            Agreement), the Paying Agent shall pay to the
                            Noteholders, the Certificate Paying Agent, on behalf
                            of the Certificateholders, and to other Persons the
                            Remittance Amount, in the order of priority set
                            forth in this Section 3.05.

(b)                         On each Payment Date, payments shall be made from
                            the Remittance Amount in the following priority, in
                            each case to the extent of the then remaining
                            Remittance Amount:

(i)                         first, to the Class A Notes, pro rata, Current
                            Interest and any Carryforward Interest for such
                            Class for such Payment Date;

(ii)                        second, to the Class M-1 Notes, Current Interest and
                            any Carryforward Interest for such Class and such
                            Payment Date;

(iii)                       third, to the Class M-2 Notes, Current Interest and
                            any Carryforward Interest for such Class and such
                            Payment Date;

(iv)                        fourth, to the Class B-1 Notes, Current Interest and
                            any Carryforward Interest for such Class and such
                            Payment Date and

(v)                         fifth, to the Class B-2 Notes, Current Interest and
                            any Carryforward Interest for such Class and such
                            Payment Date.

(c)                         On each Payment Date that is prior to the Stepdown
                            Date, or if a Trigger Event has occurred and is
                            continuing, the remaining Remittance Amount after
                            payments made pursuant to Section 3.05(b) above, not
                            to exceed the Principal Payment Amount, shall be
                            distributed in the following order of priority:

(i)                         first, concurrently, (i) the Class A-1 Principal
                            Payment Amount will be distributed to the Class A-1
                            Notes, until the Class Principal Balance thereof has
                            been reduced to zero, and (ii) the Class A-2/3
                            Principal Payment Amount will be distributed
                            sequentially to the Class A-2 Notes and Class A-3
                            Notes, in that order, in each case until the Class
                            Principal Balance thereof has been reduced to zero;

(ii)                        second, to the Class M-1 Notes, until the Class
                            Principal Balance of such Class has been reduced to
                            zero;

(iii)                       third, to the Class M-2 Notes, until the Class
                            Principal Balance of such Class has been reduced to
                            zero;

(iv)                        fourth, to the Class B-1 Notes, until the Class
                            Principal Balance of such Class has been reduced to
                            zero; and

(v)                         fifth, to the Class B-2 Notes, until the Class
                            Principal Balance of such Class has been reduced to
                            zero.

(d)                         On each Payment Date, on or after the Stepdown Date
                            and provided that no Trigger Event has occurred and
                            is continuing, the remaining Remittance Amount after
                            payments made pursuant to Section 3.05(b) and (c)
                            above, not to exceed the Principal Payment Amount,
                            shall be distributed as follows:

(i)                         first, concurrently, (i) the Class A-1 Senior
                            Principal Payment Amount will be distributed to the
                            Class A-1 Notes, until the Class Principal Balance
                            thereof has been reduced to zero, and (ii) the Class
                            A-2/3 Senior Principal Payment Amount will be
                            distributed sequentially to the Class A-2 Notes and
                            Class A-3 Notes, in that order, in each case until
                            the Class Principal Balance thereof has been reduced
                            to zero;

(ii)                        second, to the Class M-1 Notes, the Class M-1
                            Principal Payment Amount for such payment date,
                            until the Class Principal Balance of such Class has
                            been reduced to zero;

(iii)                       third, to the Class M-2 Notes, the Class M-2
                            Principal Payment Amount for such payment date,
                            until the Class Principal Balance of such Class has
                            been reduced to zero;

(iv)                        fourth, to the Class B-1 Notes, the Class B-1
                            Principal Payment Amount for such payment date,
                            until the Class Principal Balance of such Class has
                            been reduced to zero; and

(v)                         fifth, to the Class B-2 Notes, the Class B-2
                            Principal Payment Amount for such payment date,
                            until the Class Principal Balance of such Class has
                            been reduced to zero.

(e)                         On each Payment Date, the Monthly Excess Cashflow
                            shall be distributed in the following order of
                            priority:

(i)                         on the first Payment Date, to the Certificate Paying
                            Agent, 100% of the Monthly Excess Cashflow;

(ii)                        (A) on each Payment Date prior to the Stepdown Date,
                            or if a Trigger Event has occurred and is
                            continuing, the amount of any Overcollateralization
                            Deficiency shall be distributed in the following
                            order of priority:

(1)                         first, concurrently, (i) the Class A-1 Monthly
                            Excess Cashflow Payment Amount will be distributed
                            to the Class A-1 Notes, until the Class Principal
                            Balance thereof has been reduced to zero, and (ii)
                            the Class A-2/3 Monthly Excess Cashflow Payment
                            Amount will be distributed sequentially to the Class
                            A-2 Notes and Class A-3 Notes, in that order, in
                            each case until the Class Principal Balance thereof
                            has been reduced to zero;

(2)                         second, to the Class M-1 Notes, until the Class Principal
                            Balance of such Class has been reduced to zero;

(3)                         third, to the Class M-2 Notes, until the Class Principal
                            Balance of such Class has been reduced to zero;

(4)                         fourth,  to the Class B-1  Notes,  until the  Class
                            Principal  Balance of such  Class has  been reduced to
                            zero; and

(5)                         fifth, to the Class B-2 Notes, until the Class Principal
                            Balance of such Class has been reduced to zero.

                           (B) On each Payment Date on or after the Stepdown
                      Date and provided that no Trigger Event has occurred and
                      is continuing, to make any principal payments required to
                      be made on such Payment Date pursuant to Section 3.05(d),
                      after giving effect to the payment of the Principal
                      Payment Amount for such date, in accordance with the
                      priorities set forth therein but without regard to the
                      limitation of such payments in the aggregate to the
                      Principal Payment Amount;

(iii)    to the Class M-1 Notes, any Deferred Amount for such Class;

(iv)     to the Class M-2 Notes, any Deferred Amount for such Class;

(v)      to the Class B-1 Notes, any Deferred Amount for such Class;

(vi)     to the Class B-2 Notes, any Deferred Amount for such Class;

(vii)    to the Class A Notes, pro rata, any applicable Basis Risk Shortfall
         Amounts for such Class;

(viii)   to the Class M-1 Notes, any applicable Basis Risk Shortfall Amounts for such Class;

(ix)     to the Class M-2 Notes, any applicable Basis Risk Shortfall Amounts for such Class;

(x)      to the Class B-1 Notes, any applicable Basis Risk Shortfall Amounts for such Class;

(xi)     to the Class B-2 Notes, any applicable Basis Risk Shortfall Amounts for such Class;

(xii)    to the Basis Risk Reserve Fund, an amount equal to the Required Basis
         Risk Reserve Fund Deposit;

(xiii)   to the Indenture Trustee, any Trustee Additional Expenses and any
         amounts owing to the Indenture Trustee pursuant to Section 6.07 and the
         Owner Trustee pursuant to Article VII of the Owner Trust Agreement, in each case remaining unpaid;

(xiv)    to the Certificate Paying Agent, 100% of the remaining Monthly Excess
         Cashflow.

         Notwithstanding the foregoing, if on any payment date the
Overcollateralization Amount and the Class Principal Balances of the Class B
Notes and Class M Notes have been reduced to zero and the Class A Notes are still outstanding, amounts payable pursuant to clauses (c)(1), (d)(i) and
(e)(ii)(1) above will be paid to the holders of the Class A Notes, pro rata, based on each such Class's related Class Principal Balance relative to the aggregate Class Principal Balances of the Class A Notes, until the Class
Principal Balances thereof have been reduced to zero.

(f) On each Payment Date, the Certificate Paying Agent shall deposit in the
Certificate Distribution Account all amounts it received pursuant to this
Section 3.05 for the purpose of reimbursing the Owner Trustee with respect to certain amounts and distributing such funds to the Certificateholder.

(g) The amounts paid to Noteholders shall be paid to the Notes in accordance with the applicable percentage as set forth in paragraph (h) below. Any installment of interest or principal, if any, payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Payment
Date shall, if such Noteholder holds Notes of an aggregate initial Note Balance of at least $1,000,000, be paid to each Noteholder of record on the preceding
Record Date, by wire transfer to an account specified in writing by such
Noteholder reasonably satisfactory to the Indenture Trustee as of the preceding
Record Date or in all other cases or if no such instructions have been delivered to the Indenture Trustee, by check to such Noteholder mailed to such
Noteholder's address as it appears in the Note Register the amount required to be distributed to such Noteholder on such Payment Date pursuant to such
Noteholder's Notes; provided, however, that the Indenture Trustee shall not pay to such Noteholders any amount required to be withheld from a payment to such
Noteholder by the Code.

(h) The principal of each Note shall be due and payable in full on the Final
Scheduled Payment Date for such Note as provided in the related form of Note set forth in Exhibits A-1, A-2, A-3 and A-4. All principal payments on the Notes shall be made to the Noteholders entitled thereto in accordance with the
Percentage Interests represented by such Notes. The Class A-IO Notes are not entitled to payments of principal. The Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date relating to the Payment Date immediately preceding the Final Scheduled Payment
Date or other final Payment Date. Such notice shall be mailed or transmitted by facsimile no later than five Business Days prior to such Final Scheduled Payment
Date or other final Payment Date and shall specify that payment of the principal amount and any interest due with respect to such Note at the Final Scheduled
Payment Date or other final Payment Date will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for such final payment.

Section 3.06.     Protection of Trust Estate.

(a)      As and when requested by the Indenture Trustee, the Issuer will from time to time authorize, execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

(i)      maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

(ii)     perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture; or

(iii)    cause the Trust Estate to enforce any of the Loans;

(iv)     preserve and defend title to the Trust Estate and the rights of the
         Indenture Trustee and the Noteholders in such Trust Estate against the claims of all persons and parties.

(b)      Except as otherwise provided in this Indenture, the Indenture Trustee shall not remove any portion of the Trust Estate that consists of money, an instrument, tangible chattel paper, a negotiable document, a certificated security, or goods, or is evidenced by an instrument, certificate or other writing from the jurisdiction in which it was held at the date of the most recent Opinion of Counsel delivered pursuant to
         Section 3.07 (or from the jurisdiction in which it was held as described in the Opinion of Counsel delivered at the Closing Date pursuant to Section 3.07(a), if no Opinion of Counsel has yet been delivered pursuant to Section 3.07(b)) unless the Indenture Trustee shall have first received an Opinion of Counsel to the effect that the lien and security interest created by this Indenture with respect to such property will continue to be maintained after giving effect to such action or actions.

         The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to execute any instrument required to be executed pursuant to this Section 3.06.

Section 3.07.     Opinions as to Trust Estate.

(a) On the Closing Date, the Issuer shall furnish to the Indenture Trustee and the Owner Trustee an Opinion of Counsel at the expense of the Issuer either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the filing of any financing statements and continuation statements, as are necessary to perfect the lien and security interest in the Initial Loans and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to perfect such lien and security interest.

(b) On or before December 31st in each calendar year, beginning in 2003, the
Issuer shall furnish to the Indenture Trustee an Opinion of Counsel at the
expense of the Issuer either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, rerecording and re-filing of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the filing of any financing statements and continuation statements as is necessary to maintain the lien and security interest in the Loans and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and re-filing of this Indenture, any indentures supplemental hereto and any other requisite documents and the filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest in the
Loans until December 31 in the following calendar year.

Section 3.08.     Performance of Obligations; Servicing Agreement.

(a) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the Basic Documents and in the instruments and agreements included in the Trust Estate.

(b) The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate of the Issuer
shall constitute performance of its duties under this Indenture.

(c) The Issuer will not take any action or permit any action to be taken by others which would release any Person from any of such Person's covenants or obligations under any of the documents relating to the Loans or under any instrument included in the Trust Estate, or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any of the documents relating to the Loans or any such instrument, except such actions as the Servicer is expressly permitted to take in the Servicing Agreement.

Section 3.09.     Negative Covenants.  So long as any Notes are Outstanding, the Issuer shall not:

(i)      except as expressly permitted by this Indenture, sell, transfer, exchange or otherwise dispose of the Trust Estate, unless directed to do so by the Indenture Trustee;

(ii)     claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate;

(iii)    (A) permit the validity or  effectiveness  of this  Indenture  to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated,  terminated or discharged,  or permit any Person to be released from any covenants or  obligations  with respect to the Notes under this
         Indenture  except as may be expressly  permitted  hereby,  (B) permit any lien,  charge,  excise,  claim,  security  interest, mortgage or other encumbrance  (other than the lien of this  Indenture)  to be created on or extend to or otherwise  arise  upon or burden  the Trust  Estate or any part  thereof  or any  interest  therein or the proceeds  thereof or (C) permit the lien of this  Indenture  not to  constitute  a valid first priority security interest in the Trust Estate; or

(iv)     waive or impair, or fail to assert rights under, the Loan Purchase
         Agreement or in any Basic Document, if any such action would materially and adversely affect the interests of the Noteholders.

Section 3.10. Annual Statement as to Compliance. The Issuer will deliver to the Indenture Trustee, within 120 days after the end of each fiscal year of the
Issuer (commencing with the fiscal year 2004), an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that:

(i)      a review of the activities of the Issuer during such year and of its performance under this Indenture and the Owner Trust Agreement has been made under such Authorized Officer's supervision; and

(ii)     to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture and the provisions of the Owner Trust Agreement throughout such year, or, if there has been a default in its compliance with any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

Section 3.11. Representations and Warranties Concerning the Loans. The Indenture
Trustee, as the holder of a security interest in the Loans, has the benefit of the representations and warranties made by the Seller in the Loan Purchase
Agreement concerning the Loans and the right to enforce the remedies against the
Seller provided in such Loan Purchase Agreement to the same extent as though such representations and warranties were made directly to the Indenture Trustee.

Section 3.12. Assignee of Record of the Loans. The Issuer hereby directs and authorizes the Indenture Trustee to hold record title to the Loans by being named as payee in the endorsements of the Mortgage Notes and assignee in any
Assignments of Mortgage required to be recorded under the terms of the Loan
Purchase Agreement. Except as expressly provided in the Loan Purchase Agreement or in the Servicing Agreement with respect to any specific Loan, the Indenture
Trustee shall not execute any endorsement or assignment or otherwise release or transfer such record title to any of the Loans until such time as the remaining
Trust may be released pursuant to Section 8.05(b). The Indenture Trustee's holding of such record title shall in all respects be subject to its fiduciary obligations to the Noteholders hereunder.

Section 3.13. Investment Company. The Issuer shall not become an "investment company" or under the "control" of an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (or any successor or amendatory statute), and the rules and regulations thereunder (taking into account not only the general definition of the term "investment company" but also any available exceptions to such general definition); provided, however, that the Issuer shall be in compliance with this Section 3.13 if it shall have obtained an order exempting it from regulation as an "investment company" so long as it is in compliance with the conditions imposed in such order.

Section 3.14. Servicer as Agent and Bailee of the Indenture Trustee. Solely
for purposes of perfection under Article 9 of the UCC or other similar applicable law, rule or regulation, the Issuer and the Indenture Trustee hereby acknowledges that the Servicer is acting as agent and bailee of the Indenture
Trustee in holding amounts (a) on deposit in the Custodial Account pursuant to
Section 3.02 of the Servicing Agreement that are allocable to the Loans, as well as its agent and bailee in holding any Related Documents released to the
Servicer pursuant to Section 3.06(c) of the Servicing Agreement, and any other items constituting a part of the Trust Estate which from time to time come into the possession of the Servicer. It is intended that, by the Servicer's acceptance of such agency pursuant to Section 3.02 of the Servicing Agreement, the Indenture Trustee will have a perfected security interest in such Related
Documents, such monies and such other items for purposes of Article 9 of the
UCC.

Section 3.15.     Issuer May Consolidate, etc.

(a)      The Issuer shall not consolidate or merge with or into any other
         Person, unless:

(i)      the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any state or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form reasonably satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and to the
         Certificate Paying Agent, on behalf of the Certificateholders and the performance or observance of every agreement and covenant of this
         Indenture on the part of the Issuer to be performed or observed, all as provided herein;

(ii)     immediately after giving effect to such transaction, no Event of
         Default shall have occurred and be continuing;

(iii)    the Rating Agencies shall have notified the Issuer that such transaction shall not cause the rating of any of the Notes to be reduced, suspended or withdrawn or to be considered by either Rating
         Agency to be below investment grade;

(iv)     the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not have any material adverse tax consequence to the Issuer, any Noteholder or any Certificateholder;

(v)      any action that is necessary to maintain the lien and security interest created by this Indenture, and the perfection and priority thereof, shall have been taken; and

(vi)     the Issuer shall have delivered to the Indenture Trustee an Officer's
         Certificate and an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with this Section 3.15 and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

         (b) The Issuer shall not convey or transfer its properties or assets, including those included in the Trust Estate as an entirety or substantially as an entirety, to any Person, unless:

(i)      the  Person  that  acquires  by  conveyance  or  transfer  the  properties and  assets of the  Issuer the conveyance  or transfer of which is hereby restricted  shall (A) be a United  States  citizen or a Person organized and  existing  under the laws of the  United  States of America  or any state,  (B)  expressly assumes,  by an indenture  supplemental  hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture  Trustee,  the due and punctual  payment of the principal of and interest on all Notes and the  performance  or  observance of every agreement  and covenant of this  Indenture on the part of the Issuer to be performed or observed,  all as provided herein,  (C) expressly agrees by means of such  supplemental  indenture  that all right,  title and interest so conveyed  or  transferred  shall be subject and subordinate to the rights of Noteholders,  (D) unless otherwise  provided in such supplemental indenture, expressly agrees to indemnify,  defend and hold harmless the Issuer against and from any loss, Liability or expense arising under or related to this  Indenture and the Notes and  (E) expressly agrees by means of such  supplemental  indenture  that such Person (or if a group of Persons,  then one specified Person) shall make all filings with the  Securities  and Exchange  Commission  (and any other  appropriate
         Person) required by the Exchange Act in connection with the Notes;

(ii)     immediately after giving effect to such transaction, no Default or
         Event of Default shall have occurred and be continuing;

(iii)    the Rating Agencies shall have notified the Issuer (with a copy to the
         Indenture Trustee) that such transaction shall not cause the rating of the Notes or the Certificates to be reduced, suspended or withdrawn;

(iv)     the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not have any material adverse tax consequence to the Issuer or any Noteholder;

(v)      any action that is necessary to maintain the lien and security interest created by this Indenture, and the perfection and priority thereof, shall have been taken; and

(vi)     the Issuer shall have delivered to the Indenture Trustee an Officer's
         Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this Article
         III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

Section 3.16.     Successor or Transferee.

(a) Upon any consolidation or merger of the Issuer in accordance with Section
3.15(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

         (b) Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 3.15(b), the Issuer will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Indenture Trustee of such conveyance or transfer.

Section 3.17. No Other Business. The Issuer shall not engage in any business other than financing, purchasing, owning and selling and managing the Loans and the issuance of the Notes and Certificates in the manner contemplated by this
Indenture and the Basic Documents and all activities incidental thereto.

Section 3.18. No Borrowing. Except as contemplated by the Indenture or the
Basic Documents, the Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for the
Notes.
Section 3.19. Guarantees, Loans, Advances and Other Liabilities. Except as
contemplated by this Indenture or the Basic Documents, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

Section 3.20. Capital Expenditures. The Issuer shall not make any expenditure
(by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

Section 3.21. Owner Trustee Not Liable for Certificates or Related Documents.
The recitals contained herein shall not be taken as the statements of the Owner
Trustee, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Indenture, of any Basic Document or of the Certificate
(other than the signatures of the Owner Trustee on the Certificate) or the
Notes, or of any Related Documents. The Owner Trustee shall at no time have any responsibility or liability with respect to the sufficiency of the Owner Trust
Estate or its ability to generate the payments to be distributed to the
Certificateholder under the Owner Trust Agreement or the Noteholders under this
Indenture, including, the compliance by the Depositor or the Seller with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation, or any action of the Certificate Paying Agent, the Certificate Registrar or the Indenture
Trustee taken in the name of the Owner Trustee other than any such action taken at the direction of the Owner Trustee.

Section 3.22. Restricted Payments. The Issuer shall not, directly or indirectly,
(i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, (x) distributions to the Owner Trustee and the
Certificateholder as contemplated by, and to the extent funds are available for such purpose under the Owner Trust Agreement and (y) payments to the Servicer pursuant to the terms of the Servicing Agreement. The Issuer shall not, directly or indirectly, make payments to or distributions from the Custodial Account except in accordance with this Indenture and the Basic Documents.

Section 3.23. Notice of Events of Default. The Issuer shall give the Indenture
Trustee and the Rating Agencies prompt written notice of each Event of Default hereunder and under the Owner Trust Agreement.

Section 3.24. Further Instruments and Acts. Upon request of the Indenture
Trustee, the Issuer will authorize, execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

Section 3.25. Statements to Noteholders. On each Payment Date, the Indenture
Trustee and the Certificate Registrar shall make available on its website at
"www.usbank.com/abs" to each Noteholder and Certificateholder, respectively, the
Servicing Certificate delivered to it, on the Business Day following the related
Determination Date pursuant to Section 4.01 of the Servicing Agreement, together with a monthly statement setting forth the following information:

(i) the amount of such distribution as principal to the Noteholders;

(ii) the amount of such distribution as interest to the Noteholders, separately stating the portion thereof in respect of overdue accrued interest;

(iii) the Class Principal Balance or Notional Amount, as applicable, after giving effect to the distribution of principal on such Payment Date;

(iv) the Certificate Distribution Amount immediately following such Payment
Date;

(v) the Overcollateralization Amount and the Targeted Overcollateralization
Amount immediately following such Payment Date and, based upon the information prepared by the Servicer, whether a Trigger Event has occurred and is continuing;

(vi) the balance of the Pre-Funding Account, the Basis Risk Reserve Fund and the
Capitalized Interest Account as of the end of the preceding Prepayment Period;
and

(vii) the related Basis Risk Shortfall for each Class of Class A, Class M and
Class B Notes on each Payment Date.

         The Indenture Trustee will also make the monthly statements to
Noteholders and Certificateholders available each month via the Indenture
Trustee's website. The Indenture Trustee's website can be accessed at
"www.usbank.com/abs" or at such other site as the Indenture Trustee may designate from time to time.

Section 3.26. Allocation of Realized Losses. On any Payment Date in which the Overcollateralization Amount has been reduced to zero, and an Applied Loss
Amount exists, such Applied Loss Amount shall be allocated in the following priority:

(a) first, the Class Principal Balance of the Class B-2 Notes shall be reduced, until the Class Principal Balance thereof has been reduced to zero;

(b) second, the Class Principal Balance of the Class B-1 Notes shall be reduced, until the Class Principal Balance thereof has been reduced to zero;

(c) third, the Class Principal Balance of the Class M-2 Notes shall be reduced, until the Class Principal Balance thereof has been reduced to zero; and

(d) fourth, the Class Principal Balance of the Class M-1 Notes shall be reduced, until the Class Principal Balance thereof has been reduced to zero.

         The Class Principal Balance of the Class A Notes will not be so reduced and will continue to receive Current Interest thereon in accordance with Section
3.05(b).

Section 3.27. Determination of the LIBOR Rate. On each LIBOR Rate Adjustment
Date, LIBOR shall be established by the Indenture Trustee and as to any Accrual
Period, LIBOR will equal the rate for United States dollar deposits for one month which appears on the Dow Jones Telerate Screen Page 3750 as of 11:00 A M ,
London time, on that LIBOR rate adjustment date. Dow Jones Telerate Screen Page
3750 means the display designated as page 3750 on the Telerate Service or any other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks. If the rate does not appear on that page or any other page as may replace that page on that service, or if the service is no longer offered, any other service for displaying LIBOR or comparable rates as may be selected by the Indenture Trustee after consultation with the Servicer, the rate will be the reference bank rate.

         The Reference Bank Rate will be determined on the basis of the rates at which deposits in the U.S. Dollars are offered by the reference banks, which shall be three major banks that are engaged in transactions in the London interbank market, selected by the Indenture Trustee after consultation with the
Servicer. The Reference Bank Rate will be determined as of 11:00 A.M., London time, on the LIBOR Rate Adjustment Date on the basis of rates offered by the
Reference Banks to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Class Principal
Balance of the Class A-1, Class A-2, Class M and Class B Notes. The Indenture
Trustee will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two quotations are provided, the rate will be the arithmetic mean of the quotations. If on that date fewer than two quotations are provided as requested, the rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the
Indenture Trustee after consultation with the Servicer, as of 11:00 A.M., New
York City time, on that date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Class
Principal Balance of the Class A-1, Class A-2, Class M and Class B Notes. If no
quotations can be obtained, the rate will be LIBOR for the prior Payment Date;
provided however, if, under the priorities listed previously in this paragraph,
LIBOR for a Payment Date would be based on LIBOR for the previous Payment Date for the third consecutive Payment Date, the Indenture Trustee after consultation with the Servicer shall select an alternative comparable index over which the
Indenture Trustee has no control, used for determining one-month Eurodollar lending rates that is calculated and published or otherwise made available by an independent party.

         The establishment of LIBOR by the Indenture Trustee and the Indenture
Trustee's subsequent calculation of the Note Interest Rate applicable to the
Class A-1, Class A-2, Class M and Class B Notes for the relevant Accrual Period, in the absence of manifest error, will be final and binding.

Section 3.28. Liquidation on Final Maturity Date. On the Final Maturity Date,
if the Securities are not paid in full on or prior to the Final Maturity Date, the
Indenture Trustee shall take full account of the assets and liabilities of the
Issuer, shall liquidate the assets, in a commercially reasonable manner and on commercially reasonable terms, as promptly as is consistent with obtaining the fair value thereof and in accordance with Section 5.15, and shall apply and distribute the proceeds therefrom in the order of priority described in Section
3.05(b), (c), (d) and (e).

Section 3.29. No Recourse. Upon the occurrence of an Event of Default under the Notes, this Indenture or the other Basic Documents, Noteholders shall have recourse only to the Collateral and all proceeds thereof, as and to the extent provided herein, and no recourse shall be had by such Noteholders against the
Issuer or its other assets or properties.

Section 3.30.     Basis Risk Reserve Fund.

                  (a) On the Closing Date, the Indenture Trustee shall establish and maintain in its name, in trust, the Basis Risk Reserve Fund titled "U.S.
Bank National Association, as Indenture Trustee, for the benefit of the
Securityholders and the Certificate Paying Agent pursuant to the Indenture, dated as of November 25, 2003, between Irwin Whole Loan Home Equity Trust 2003-D and U.S. Bank National Association." The Basis Risk Reserve Fund shall be an
Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including without limitation, other moneys held by the Indenture Trustee pursuant to this
Agreement.

                  (b) On each Payment Date, the Indenture Trustee shall transfer from the Payment Account to the Basis Risk Reserve Fund pursuant to Section
3.05(e)(xi) the Required Basis Risk Reserve Fund Deposit. Amounts on deposit in the Basis Risk Reserve Fund shall be withdrawn by the Indenture Trustee in connection with any Payment Date to fund the amounts required to be distributed to holders of the Notes (other than the Class A-IO Notes) pursuant to Section
3.05(e)(vi) through 3.05(e)(x), in that order of priority, to the extent that the Monthly Excess Cashflow on such date is insufficient to make such payments.
On any Payment Date, any amounts on deposit in the Basis Risk Reserve Fund in excess of $25,000 shall be distributed pursuant to Section 3.05(e)(xii). Funds in the Basis Risk Reserve Fund may be invested by the Indenture Trustee, at the direction of the Certificateholders, in Permitted Investments maturing on or prior to the next succeeding Payment Date. Any net investment earnings on such amounts shall be distributed pursuant to Section 3.05(e)(xii). In the absence of such written direction, all funds in the Basis Risk Reserve Fund shall remain uninvested. The Indenture Trustee shall have no liability for losses on investments in Permitted Investments made pursuant to this Section 3.30(b)
(other than as obligor on any such investments). Upon termination of the
Indenture, any amounts remaining in the Basis Risk Reserve Fund shall be distributed pursuant to Section 3.05(e)(vi), (vii), (viii), (ix) and (xii), in that order of priority.

Section 3.31.     Additional  Representations.  The Issuer hereby  represents and warrants to the Indenture Trustee that as of the Closing Date:

(a) This Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in the Mortgage Notes in favor of the Indenture Trustee, which security interest is prior to all other Liens (except as expressly permitted otherwise in this Indenture), and is enforceable as such as against creditors of and purchasers from the Issuer.

(b) The Mortgage Notes constitute "instruments" within the meaning of the applicable UCC.

(c) The Issuer owns and has good and marketable title to the Mortgage Notes free and clear of any Lien of any Person.

(d) The original executed copy of each Mortgage Note (except for any Mortgage
Note with respect to which a Lost Note Affidavit has been delivered to the
Custodian) has been delivered to the Custodian.

(e) The Issuer has received a written acknowledgment from the Custodian that the
Custodian is acting solely as agent of the Indenture Trustee.

(f) Other than the security interest granted to the Indenture Trustee pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Mortgage Notes. The
Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer that include a description of collateral covering the Mortgage Notes other than any financing statement relating to the security interest granted to the Indenture Trustee hereunder or any security interest that has been terminated. The Issuer is not aware of any judgment or tax lien filings against the Issuer.

(g) None of the Mortgage Notes has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the
Indenture Trustee, except for (i) any endorsements that are part of a complete chain of endorsements from the originator of the Mortgage Note to the Indenture
Trustee, and (ii) any marks or notations pertaining to Liens that have been terminated or released.

                                  ARTICLE IV

               The Notes; Satisfaction and Discharge of Indenture

Section 4.01. The Notes. The Book-Entry Notes shall be registered in the name of a nominee designated by the Depository. Beneficial Owners will hold security entitlements to the Book-Entry Notes through the book-entry facilities of the
Depository in minimum Initial Note Balances or Initial Class A-IO Notional
Amount, as applicable, of $25,000 and integral multiples of $1 in excess thereof.
         The Indenture Trustee may for all purposes (including the making of payments due on the Book-Entry Notes) deal with the Depository as the authorized representative of the Beneficial Owners with respect to the Book-Entry Notes for the purposes of exercising the rights of Holders of Book-Entry Notes hereunder.
Except as provided in the next succeeding paragraph of this Section 4.01, the rights of Beneficial Owners with respect to the Book-Entry Notes shall be limited to those established by law and agreements between such Beneficial
Owners and the Depository and Depository Participants. Except as provided in
Section 4.08, Beneficial Owners shall not be entitled to definitive certificates for the Book-Entry Notes as to which they are the Beneficial Owners. Requests and directions from, and votes of, the Depository as Holder of the Book-Entry
Notes shall not be deemed inconsistent if they are made with respect to different Beneficial Owners. The Indenture Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by
Holders of the Book-Entry Notes and give notice to the Depository of such record date. Without the consent of the Issuer and the Indenture Trustee, no Book-Entry
Note may be transferred by the Depository except to a successor Depository that agrees to hold such Book-Entry Note for the account of the Beneficial Owners.

         In the event the Depository Trust Company resigns or is removed as
Depository, the Indenture Trustee with the approval of the Issuer may appoint a successor Depository. If no successor Depository has been appointed within 30 days of the effective date of the Depository's resignation or removal, each
Beneficial Owner shall be entitled to certificates representing the Book-Entry
Notes to which it has a security entitlement in the manner prescribed in Section
4.08.

         The Notes shall, on original issue, be executed on behalf of the Issuer by the Owner Trustee, not in its individual capacity but solely as Owner
Trustee, authenticated and delivered by the Indenture Trustee to or upon the order of the Issuer.

Section 4.02. Registration of and Limitations on Transfer and Exchange of Notes;
Appointment of Certificate Registrar. The Issuer shall cause to be kept at the
Indenture Trustee's Corporate Trust Office a Note Register in which, subject to such reasonable regulations as it may prescribe, the Note Registrar shall provide for the registration of Notes and of transfers and exchanges of Notes as herein provided.

         Each purchaser of a Note, by its acceptance of the Note, shall be deemed to have represented that the acquisition of such Note by the purchaser does not constitute or give rise to a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, for which no statutory, regulatory or administrative exemption is available.

         Subject to the restrictions and limitations set forth below, upon surrender for registration of transfer of any Note at the Corporate Trust
Office, the Issuer shall execute and the Note Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of the same Class in authorized initial Note Balances or initial
Notional Amounts, as applicable, evidencing the same aggregate Percentage
Interests.

         Subject to the foregoing, at the option of the Noteholders, Notes may be exchanged for other Notes of the same Class and of like tenor, in authorized initial Note Balances or initial Notional Amounts, as applicable, evidencing the same aggregate Percentage Interests upon surrender of the Notes to be exchanged at the Corporate Trust Office of the Note Registrar. Whenever any Notes are so
surrendered for exchange, the Indenture Trustee shall execute and the Note
Registrar shall authenticate and deliver the Notes which the Noteholder making the exchange is entitled to receive. Each Note presented or surrendered for registration of transfer or exchange shall (if so required by the Note
Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form reasonably satisfactory to the Note Registrar duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or
such other "signature guarantee program" as may be determined by the Note
Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended. Notes delivered upon any such transfer or exchange will evidence the same obligations, and will be entitled to the same rights and privileges, as the Notes surrendered.

         No service charge shall be imposed for any registration of transfer or exchange of Notes, but the Note Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes.

         All Notes surrendered for registration of transfer and exchange shall be canceled by the Note Registrar and delivered to the Indenture Trustee for subsequent destruction.

         The Issuer hereby appoints the Indenture Trustee as Certificate
Registrar to keep at its Corporate Trust Office a Certificate Register pursuant to Section 3.05 of the Owner Trust Agreement in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges thereof pursuant to Section 3.09 of the Owner Trust Agreement. The Indenture
Trustee hereby accepts such appointment.

Section 4.03. Mutilated, Destroyed, Lost or Stolen Notes. If (i) any mutilated
Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and
(ii) in the case of a destroyed, lost or stolen note, there is delivered to the
Indenture Trustee such security or indemnity as may be required by it to hold the Issuer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a protected purchaser, and provided that the requirements of Section
8-405 of the UCC are met, the Issuer shall execute, and upon its request the
Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of the same Class; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable without surrender thereof.
If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a protected purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the
Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such
Person, except a protected purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

         Upon the issuance of any replacement Note under this Section 4.03, the
Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

         Every replacement Note issued pursuant to this Section 4.03 in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

         The provisions of this Section 4.03 are exclusive and shall preclude
(to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

Section 4.04. Persons Deemed Owners. Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee and any agent of the
Issuer or the Indenture Trustee may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Issuer, the Indenture Trustee nor any agent of the Issuer or the
Indenture Trustee shall be affected by notice to the contrary.

Section 4.05. Cancellation. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly canceled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Indenture Trustee.
No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section 4.05, except as expressly permitted by this
Indenture. All canceled Notes may be held or disposed of by the Indenture
Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Request that they be destroyed or returned to it; provided however, that such Issuer Request is timely and the Notes have not been previously disposed of by the Indenture
Trustee.

Section 4.06. Book-Entry Notes. The Notes, upon original issuance, will be issued in the form of typewritten Notes constituting the Book-Entry Notes, to be delivered to The Depository Trust Company, the initial Depository, by, or on behalf of, the Issuer. The Notes shall initially be registered on the Note
Register in the name of Cede & Co., the nominee of the initial Depository, and no Beneficial Owner will receive a Definitive Note representing such Beneficial
Owner's security entitlement to such Book-Entry Note, except as provided in
Section 4.08. Unless and until definitive, fully registered Notes (the
"Definitive Notes") have been issued to Beneficial Owners pursuant to Section
4.08:

(i)      the provisions of this Section 4.06 shall be in full force and effect;

(ii)     the Note Registrar and the Indenture Trustee shall be entitled to deal with the Depository for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole holder of the Notes, and shall have no obligation to the Beneficial Owners;

(iii)    to the extent that the provisions of this Section 4.06 conflict with any other provisions of this Indenture, the provisions of this Section
         4.06 shall control;

(iv)     the rights of Beneficial Owners shall be exercised only through the
         Depository and shall be limited to those established by law and agreements between such Beneficial Owners and the Depository and/or the
         Depository Participants. Unless and until Definitive Notes are issued pursuant to Section 4.08, the initial Depository will make book-entry transfers among the Depository Participants and receive and transmit payments of principal of and interest on the Notes to such Depository
         Participants; and

(v)      whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Notes evidencing a specified percentage of the Note Balances of the Notes, the Depository shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Beneficial Owners and/or
         Depository Participants owning or representing, respectively, such required percentage of the security entitlements to the Book-Entry
         Notes and has delivered such instructions to the Indenture Trustee.

Section 4.07. Notices to Depository. Whenever a notice or other communication to the Noteholders is required under this Indenture, unless and until Definitive
Notes shall have been issued to Beneficial Owners pursuant to Section 4.08, the
Indenture Trustee shall give all such notices and communications specified herein to be given to Noteholders to the Depository, and shall have no obligation to the Beneficial Owners.

Section 4.08. Definitive Notes. If (i) the Issuer determines that the Depository is no longer willing or able to properly discharge its responsibilities with respect to the Notes and the Indenture Trustee is unable to locate a qualified successor, (ii) the Issuer elects to terminate the book-entry system through the
Depository or (iii) after the occurrence of an Event of Default, Holders of the
Notes representing security entitlements to at least a majority of the Note
Balances of the Notes advise the Depository (with a copy to the Indenture
Trustee) in writing that the continuation of a book-entry system through the
Depository is no longer in the best interests of the Beneficial Owners, then the
Depository shall notify all Beneficial Owners and the Indenture Trustee of the
occurrence of any such event and of the availability of Definitive Notes to
Beneficial Owners. Upon surrender to the Indenture Trustee of the typewritten
Notes constituting the Book-Entry Notes by the Depository, accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Depository. None of the Issuer, the Note Registrar or the Indenture Trustee
shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.
Upon the issuance of Definitive Notes, the Indenture Trustee shall recognize the
Holders of the Definitive Notes as Noteholders.

Section 4.09. Tax Treatment. The Issuer has entered into this Indenture, and the Notes will be issued, with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will be treated as indebtedness for purposes of such taxes. The Issuer, by entering into this
Indenture, and each Noteholder, by its acceptance of its Note (and each
Beneficial Owner by its acceptance of a security entitlement to the applicable
Book-Entry Note), agree to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness for purposes of such taxes. However, in the event the Issuer is treated as a partnership, then the
Administrator pursuant to the Administration Agreement shall, for federal income tax information and reporting purposes, treat the Issuer as a partnership and will file such tax returns relating to a partnership (including the partnership information return on IRS Form 1065). All of the parties hereto and each
Noteholder agrees to appoint the Administrator as agent to the "tax matters person" for federal income tax purposes, if necessary.

Section 4.10. Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) Sections 3.03, 3.04, 3.06, 3.09,
3.13, 3.15, 3.16 and the last paragraph of Section 4.02, (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 6.07 and the obligations of the
Indenture Trustee under Section 4.11) and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the
Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the
Notes, when:

(A)      either:

(1)      each Class of Notes theretofore authenticated and delivered (other than
         (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 4.03 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.03) have been delivered to the Indenture Trustee for cancellation; or

(2)      each Class of Notes not theretofore delivered to the Indenture Trustee for cancellation:

a.       have become due and payable,

b.       will become due and payable within one year, or

c.       have been declared immediately due and payable pursuant to Section
         5.02.

         and the Issuer, in the case of a. or b. above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture
         Trustee cash or direct obligations of or obligations guaranteed by the
         United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes then outstanding not theretofore delivered to the Indenture Trustee for cancellation when due on the Final Scheduled Payment Date;

(B)      the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer (including amounts payable to the Indenture
         Trustee); and

(C)      the Issuer has delivered to the Indenture Trustee an Officer's
         Certificate and an Opinion of Counsel, each meeting the applicable requirements of Section 10.01, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with and, if the Opinion of Counsel relates to a deposit made in connection with Section
         4.10(A)(2)b. above, such opinion shall further be to the effect that such deposit will not have any material adverse tax consequences to the
         Issuer, any Noteholders or any Certificateholders.

Section 4.11. Application of Trust Money. All monies deposited with the
Indenture Trustee pursuant to Section 4.10 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this
Indenture, to the payment, either directly or through any Paying Agent or
Certificate Paying Agent, as the Indenture Trustee may determine, to the
Securityholders, of all sums due and to become due thereon for principal and interest; but such monies need not be segregated from other funds except to the extent required herein or required by law.

Section 4.12. Repayment of Monies Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all monies then held by any Person other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to
Section 3.05 and thereupon such Paying Agent shall be released from all further liability with respect to such monies.

Section 4.13. Temporary Notes. Pending the preparation of any Definitive Notes, the Issuer may execute and upon its written direction, the Indenture Trustee may authenticate and make available for delivery, temporary Notes that are printed, lithographed, typewritten, photocopied or otherwise produced, in any denomination, substantially of the tenor of the Definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

         If temporary Notes are issued, the Issuer will cause Definitive Notes to be prepared without unreasonable delay. After the preparation of the
Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Indenture
Trustee, without charge to the Noteholder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the Indenture
Trustee shall authenticate and make available for delivery, in exchange therefor, Definitive Notes of authorized denominations and of like tenor and aggregate principal amount. Until so exchanged, such temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive
Notes.

                                  ARTICLE V

                              Default and Remedies

Section 5.01. Events of Default. The Issuer shall deliver to the Indenture
Trustee, within five days after learning of the occurrence any event which with the giving of notice and the lapse of time would become an Event of Default under clause (iii) of the definition of "Event of Default" written notice in the form of an Officer's Certificate of its status and what action the Issuer is taking or proposes to take with respect thereto.

Section 5.02. Acceleration of Maturity; Rescission and Annulment. If an
Event of Default should occur and be continuing, then and in every such case the
Indenture Trustee may, and upon the request of the Holders of Notes representing not less than a majority of the Voting Rights of all Notes, the Indenture
Trustee shall, declare the Notes to be immediately due and payable, by a notice in writing to the Issuer (and to the Indenture Trustee if given by Noteholders), and upon any such declaration the unpaid principal amount of each Class of
Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

         At any time after such declaration of acceleration of maturity with respect to an Event of Default has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article V provided, the Holders of Notes representing a majority of the Voting Rights of all Notes, by written notice to the Issuer and the Indenture Trustee may in writing waive the related Event of Default and rescind and annul such declaration and its consequences if

(i) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

                           (A) all payments of principal of and interest on the
                  Notes and all other amounts that would then be due hereunder or upon the Notes if the Event of Default giving rise to such acceleration had not occurred; and

                           (B) all sums paid by the Indenture Trustee hereunder
                  and the reasonable compensation, expenses and disbursements of the Indenture Trustee and its agents and counsel; and

(ii)     all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

         No such rescission shall affect any subsequent default or impair any right consequent thereto.

Section 5.03.     Collection of Indebtedness and Suits for Enforcement by
Indenture Trustee.

(a)      The Issuer covenants that if a default occurs in the payment of (i) any interest on any Note when the same becomes due and payable, and such default continues for a period of five days, or (ii) the principal of or any installment of the principal of any Note when the same becomes due and payable, the Issuer shall, upon demand of the Indenture
         Trustee, pay to it, for the benefit of the Noteholders, the whole amount then due and payable on the Notes for principal and interest, with interest upon the overdue principal, and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses and disbursements of the Indenture Trustee and its agents and counsel.

(b)      In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, subject to the provisions of Section 10.17 hereof may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon the
         Notes and collect in the manner provided by law out of the property of the Issuer or other obligor upon the Notes, wherever situated, the monies adjudged or decreed to be payable.

(c)      If an Event of Default occurs and is continuing, the Indenture Trustee subject to the provisions of Section 10.17 hereof may, as more particularly provided in Section 5.04, in its discretion, proceed to protect and enforce its rights and the rights of the Noteholders, by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture
         Trustee by this Indenture or by law.

(d)      In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Trust Estate, Proceedings under Title 11 of the United
         States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the
         Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

(i)      to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor
         Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, by the
         Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence, willful misconduct or bad faith) and of the
         Noteholders allowed in such Proceedings;

(ii)     unless prohibited by applicable law and regulations, to vote on behalf of the Noteholders in any election of a trustee, a standby trustee or
         Person performing similar functions in any such Proceedings;

(iii)    to collect and receive any monies or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture
         Trustee on their behalf; and

(iv)     to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture
         Trustee or the Noteholders allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, by the Indenture Trustee and each predecessor Indenture
Trustee except as a result of negligence, willful misconduct or bad faith.

(e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any
Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the
Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

(f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other
Proceedings relative thereto, and any such action or proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor
Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Noteholders.

(g) In any Proceedings brought by the Indenture Trustee (and also any
Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Noteholders, and it shall not be necessary to make any
Noteholder a party to any such Proceedings.

Section 5.04.     Remedies; Priorities.

(a)      If an Event of Default shall have occurred and be continuing, the
         Indenture Trustee subject to the provisions of Section 10.17 hereof may do one or more of the following (subject to Section 5.05):

(i)      institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes monies adjudged due;

(ii)     institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

(iii)    exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Noteholders;

(iv)     refrain from selling the Trust Estate (unless otherwise directed by a majority of Noteholders) and continue to apply all amounts received thereon to payments on the Notes in accordance with Section 3.05; and

(v)      sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law.

provided, however, that the Indenture Trustee must sell or otherwise liquidate the Trust Estate following an Event of Default, if (i) the Holders of the Notes
representing not less than a majority of the Voting Rights of all of the Notes direct the Indenture Trustee to sell or otherwise liquidate the Trust Estate or
(ii) the Indenture Trustee determines that the Loans will not continue to provide sufficient funds for (A) the payment of expenses under this Indenture and (B) the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable. In determining such sufficiency or insufficiency with respect to clause (A) and (B), the
Indenture Trustee may, but need not, obtain and rely upon an opinion of an
Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust
Estate for such purpose. Notwithstanding the foregoing, so long as a Servicing
Default has not occurred, any Sale of the Trust Estate shall be made subject to the continued servicing of the Loans by the Servicer as provided in the
Servicing Agreement.

         (b) If the Indenture Trustee collects any money or property pursuant to this Article V, it shall pay out the money or property in the following order:

                  FIRST: to the Indenture  Trustee for amounts due and unpaid under
                  Section 6.07  and to the Owner Trustee for amounts due and unpaid under Article VII of the Owner Trust Agreement;

                  SECOND: to the Class A-1, Class A-2 and Class A-IO
                  Noteholders, pro rata, the amount of any Current Interest and any Carryforward Interest and ,with respect to the Class A-1
                  Notes and Class A-2 Notes, any applicable Basis Risk
                  Shortfall, and further, with respect to the Class A-1 Notes, as principal until the Class Principal Balance of such Class has been reduced to zero and then to the Class A-2 Notes until the Class Principal Balance of such Class has been reduced to zero;

                  THIRD: to the Class M-1 Noteholders, the amount of any Current
                  Interest and any Carryforward Interest, any applicable
                  Deferred Amounts, any applicable Basis Risk Shortfall and
                  further as principal until the Class Principal Balance of such
                  Class has been reduced to zero;

                  FOURTH: to the Class M-2 Noteholders, the amount of any
                  Current Interest and any Carryforward Interest, any applicable
                  Deferred Amounts, any applicable Basis Risk Carryforward
                  Amounts, and further as principal until the Class Principal
                  Balance of such Class has been reduced to zero;

                  FIFTH: to the Class B-1 Noteholders, the amount of any Current
                  Interest and any Carryforward Interest, any applicable
                  Deferred Amounts, any applicable Basis Risk Shortfall, and further as principal until the Class Principal Balance of such
                  Class has been reduced to zero;

                  SIXTH: to the Class B-2 Noteholders, the amount of any Current
                  Interest and any Carryforward Interest, any applicable
                  Deferred Amounts, any applicable Basis Risk Shortfall, and further as principal until the Class Principal Balance of such
                  Class has been reduced to zero; and

                  SEVENTH:  to the payment of the remainder,  if any to the  Certificate
                  Paying Agent on behalf of the Issuer or to any other person legally entitled thereto.

         The Indenture Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section 5.04. At least 15 days before such record date, the Indenture Trustee shall mail to each Noteholder a notice that states the record date, the payment date and the amount to be paid.

Section 5.05. Optional Preservation of the Trust Estate. If the Notes have been declared to be due and payable under Section 5.02 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee shall, unless otherwise directed to by a majority of the
Voting Rights of the Notes, elect to take and maintain possession of the Trust
Estate. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes and other obligations of the Issuer.

Section 5.06. Limitation of Suits. No Noteholder shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless and subject to the provisions of Section 10.17 hereof:

(i)      such Noteholder has previously given written notice to the Indenture
         Trustee of a continuing Event of Default;

(ii)     the Holders of not less than 25% of the Voting Rights of the Notes have made written request to the Indenture Trustee to institute such
         Proceeding in respect of such Event of Default in its own name as
         Indenture Trustee hereunder;

(iii)    such Noteholder or Noteholders have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in complying with such request;

(iv)     the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such
         Proceedings; and

(v)      no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of a majority of the Note Balances of the Notes.

It is understood and intended that no one or more Noteholders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other
Noteholder or to obtain or to seek to obtain priority or preference over any other Noteholder or to enforce any right under this Indenture, except in the manner herein provided.

         In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes, each representing less than a majority of the Voting Rights of the Notes, the
Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

Section 5.07. Unconditional Rights of Noteholders to Receive Principal and
Interest. Notwithstanding any other provisions in this Indenture each
Noteholders shall have the right, which is absolute and unconditional, to receive payment of the principal of, and interest, on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

Section 5.08. Restoration of Rights and Remedies. If the Indenture Trustee
or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such
Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

Section 5.09. Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 5.10. Delay or Omission Not a Waiver. No delay or omission of the
Indenture Trustee or any Noteholder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee or to the
Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

Section 5.11. Control by Noteholders. The Holders of a majority of the
Voting Rights of Notes shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture
Trustee; provided that:

(i)      such direction shall not be in conflict with any rule of law or with this Indenture;

(ii)     subject to the express terms of Section 5.04, any direction to the
         Indenture Trustee to sell or liquidate the Trust Estate shall be by
         Holders of Notes representing not less than a majority of the Voting
         Rights of Notes;

(iii)    if the conditions set forth in Section 5.05 have been satisfied and the
         Indenture Trustee is required to retain the Trust Estate pursuant to such Section, then any direction to the Indenture Trustee by Holders of
         Notes representing less than a majority of the Voting Rights of Notes to sell or liquidate the Trust Estate shall be of no force and effect;
         and

(iv)     the Indenture Trustee may take any other action deemed proper by the
         Indenture Trustee that is not inconsistent with such direction.

Notwithstanding the rights of Noteholders set forth in this Section, subject to
Section 6.01, the Indenture Trustee need not take any action that it determines might involve it in liability or might materially adversely affect the rights of any Noteholders not consenting to such action.

Section 5.12. Waiver of Past Defaults. Prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 5.02, the
Holders of Notes of not less than a majority of the Voting Rights of the Notes may waive any past Event of Default and its consequences except an Event of
Default (a) with respect to payment of principal of or interest on any of the
Notes or (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of each Noteholder. In the case of any such waiver, the Issuer, the Indenture Trustee and the Noteholders shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

         Upon any such waiver, any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this
Indenture; but no such waiver shall extend to any subsequent or other Event of
Default or impair any right consequent thereto.

Section 5.13. Undertaking for Costs. All parties to this Indenture agree, and each Noteholder by such Noteholder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as
Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.13 shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any Noteholder, or group of
Noteholders, in each case holding in the aggregate more than 10% of the Voting
Rights of the Notes or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture.

Section 5.14. Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and
the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the
Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 5.15.     Sale of Trust Estate.

(a) The power to effect any sale or other disposition (a "Sale") of any portion of the Trust Estate pursuant to Section 5.04 is expressly subject to the provisions of Section 5.05 and this Section 5.15. The power to effect any such
Sale shall not be exhausted by any one or more Sales as to any portion of the
Trust Estate remaining unsold, but shall continue unimpaired until the entire
Trust Estate shall have been sold or all amounts payable on the Notes and under this Indenture shall have been paid. The Indenture Trustee may from time to time postpone any public Sale by public announcement made at the time and place of such Sale. The Indenture Trustee hereby expressly waives its right to any amount fixed by law as compensation for any Sale.

         (b) The Indenture Trustee shall not in any private Sale sell the Trust
Estate, or any portion thereof, unless:

                  (1) all Noteholders consent to or direct the Indenture Trustee to make, such Sale, or

                  (2) the proceeds of such Sale would be not less than the
entire amount which would be payable to the Noteholders under the Notes and the
Certificateholder under the Certificate, in full payment thereof in accordance with Section 5.02, on the Payment Date next succeeding the date of such Sale.

The purchase by the Indenture Trustee of all or any portion of the Trust Estate at a private Sale shall not be deemed a Sale or other disposition thereof for purposes of this Section 5.15(b).

(c) Unless the Securityholders have otherwise consented or directed the
Indenture Trustee, the Indenture Trustee will not sell at any public Sale all or any portion of the Trust Estate at which a minimum bid equal to or greater than the amount described in paragraph (2) of subsection (b) of this Section 5.15 has not been established by the Indenture Trustee and no Person bids an amount equal to or greater than such amount.

(d) In connection with a Sale of all or any portion of the Trust Estate:

                  (1) any Noteholder may bid for and purchase the property
offered for sale, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property, without further accountability, and may, in paying the purchase money therefor, deliver any Notes or claims for interest thereon in lieu of cash up to the amount which shall, upon distribution of the net proceeds of such sale, be payable thereon, and such Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Holders thereof after being appropriately stamped to show such partial payment;
                  (2) the Indenture Trustee may bid for and acquire the property offered for Sale in connection with any Sale thereof, and, subject to any requirements of, and to the extent permitted by, applicable law in connection therewith, may purchase all or any portion of the Trust Estate in a private sale, and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting the gross Sale price against the sum of (A) the amount which would be distributable to the Securityholders as a result of such Sale in accordance with Section 5.04(b) on the Payment Date next succeeding the date of such Sale and (B) the expenses of the Sale and of any Proceedings in connection therewith which are reimbursable to it, without being required to produce the
Notes in order to complete any such Sale or in order for the net Sale price to be credited against such Notes, and any property so acquired by the Indenture
Trustee shall be held and dealt with by it in accordance with the provisions of this Indenture;

                  (3) the Indenture Trustee shall execute and deliver an
appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a Sale thereof;

                  (4) the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Trust Estate in connection with a Sale thereof, and to take all action necessary to effect such Sale; and

                  (5) no purchaser or transferee at such a Sale shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

Section 5.16. Action on Notes. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer. Any money or property collected by the Indenture
Trustee shall be applied in accordance with Section 5.04(b).

                                  ARTICLE VI

                              The Indenture Trustee

Section 6.01.     Duties of Indenture Trustee.

(a) If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         (b) Except during the continuance of an Event of Default:

(i)      the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the
         Indenture Trustee; and

(ii)     in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; however, the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

         (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

(i)      this paragraph does not limit the effect of paragraph (b) of this
         Section 6.01;

(ii)     the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

(iii)    the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.11 which it is entitled to receive under any of the Basic Documents.

         (d) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the
Issuer.

         (e) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this
Indenture or the Owner Trust Agreement.

         (f) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (g) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section and to the provisions of the
TIA.

         (h) With respect to each Payment Date, on the Business Day following the related Determination Date, the Indenture Trustee shall forward or cause to be forwarded by mail, or other mutually agreed-upon method, to the Servicer, a statement setting forth, to the extent applicable, during the Pre-Funding
Period, the Pre-Funded Amount as of such Payment Date and any transfers of funds in connection therewith.

         (i) The Indenture Trustee hereby accepts appointment as Certificate
Paying Agent under the Owner Trust Agreement and agrees to be bound by the provisions of the Owner Trust Agreement relating to the Certificate Paying
Agent.

Section 6.02.     Rights of Indenture Trustee.

(a) The Indenture Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in the document.

         (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. The Indenture Trustee
shall not be liable for any action it takes or omits to take in good faith in reliance on an Officer's Certificate or Opinion of Counsel.

         (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

         (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Indenture Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

         (e) The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

Section 6.03. Individual Rights of Indenture Trustee. The Indenture Trustee
in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee must comply with Sections 6.11 and 6.12.

Section 6.04. Indenture Trustee's Disclaimer. The Indenture Trustee shall not be (i) responsible for and makes no representation as to the validity or adequacy of this Indenture, the Owner Trust Agreement or the Notes, (ii) accountable for the Issuer's use of the proceeds from the Notes or (iii) responsible for any statement of the Issuer or any other Person in the Indenture, the Owner Trust
Agreement or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication.

Section 6.05. Notice of Event of Default. The Indenture Trustee shall mail to each Noteholder notice of an Event of Default of which a Responsible Officer of the Indenture Trustee has actual knowledge within the later of 90 days after it occurs and 90 days after such Responsible Officer's knowledge thereof. Except in the case of an Event of Default in payment of principal of or interest on any
Note, the Indenture Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders.

Section 6.06. Reports by Indenture Trustee to Holders. The Indenture Trustee
shall deliver to each Noteholder such information with respect to the Notes as may be required to enable such holder to prepare its federal and state income tax returns including without limitation Form 1099, to the extent such form is required by law. In addition, upon the Issuer's written request, the Indenture
Trustee shall promptly furnish information reasonably requested by the Issuer with respect to the Notes that is reasonably available to the Indenture Trustee to enable the Issuer to perform its federal and state income tax reporting obligations.

Section 6.07. Compensation and Indemnity. The Indenture Trustee, as compensation for its activities hereunder, shall be entitled to withdraw from the Payment
Account on each Payment Date prior to making distributions pursuant to Section
3.05 the Trustee Fee for such Payment Date. The Indenture Trustee shall be indemnified by the Seller in accordance with Section 4(b) of the Administration
Agreement, and all amounts owing to the Indenture Trustee hereunder in excess of such amount shall be paid solely as provided in Section 3.05 hereof (subject to the priorities set forth therein). The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The
Issuer shall reimburse the Indenture Trustee for all Trustee Additional
Expenses, in addition to the compensation for its services. The Issuer shall indemnify the Indenture Trustee against any and all loss, liability or expense
(including attorneys' fees) incurred by it in connection with the administration of this trust and the performance of its duties hereunder. The Indenture Trustee shall notify the Issuer promptly of any claim for which it may seek indemnity.
Failure by the Indenture Trustee to so notify the Issuer shall not relieve the
Issuer of its obligations hereunder. The Issuer shall defend any such claim, and the Indenture Trustee may have separate counsel and the Issuer shall pay the reasonable fees and expenses of such counsel. The Issuer is not obligated to reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith.

         The Issuer's payment obligations to the Indenture Trustee pursuant to this Section 6.07 shall survive the discharge of this Indenture. When the
Indenture Trustee incurs expenses after the occurrence of an Event of Default with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

Section 6.08. Replacement of Indenture Trustee. No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture
Trustee pursuant to this Section 6.08. No termination of the Indenture Trustee without cause will be effective unless the costs and expenses of such Indenture
Trustee have been reimbursed to the Indenture Trustee in connection with such removal. The Indenture Trustee may resign at any time by so notifying the
Issuer. The Holders of a majority of Note Balances of the Notes may remove the
Indenture Trustee by so notifying the Indenture Trustee and may appoint a successor Indenture Trustee. The Issuer shall remove the Indenture Trustee if

(i) the Indenture Trustee fails to comply with Section 6.11;

(ii) the Indenture Trustee is adjudged a bankrupt or insolvent;

(iii) a receiver or other public officer takes charge of the Indenture Trustee or its property; or

(iv) the Indenture Trustee otherwise becomes incapable of acting.

         If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of the Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the
Issuer shall promptly appoint a successor Indenture Trustee. In addition, the
Indenture Trustee will resign to avoid being directly or indirectly controlled by the Issuer.

         A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuer. Thereupon, the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to Noteholders. The retiring Indenture
Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

         If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, the retiring
Indenture Trustee, the Issuer or the Holders of a majority of Note Balances of the Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

         If the Indenture Trustee fails to comply with Section 6.11, any
Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

         Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Issuer's obligations under Section 6.07 shall continue for the benefit of the retiring Indenture Trustee.

Section 6.09. Successor Indenture Trustee by Merger. If the Indenture Trustee
consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee; provided, that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11. The Indenture Trustee shall provide the Rating Agencies written notice of any such transaction after the Closing Date.

         In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such
Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

Section 6.10.     Appointment of Co-Indenture Trustee or Separate Indenture Trustee.

(a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust Estate may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more
Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person or
Persons, in such capacity and for the benefit of the Noteholders, such title to the Trust Estate, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the
Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under
Section 6.08 hereof.

         (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i)      all rights,  powers,  duties and  obligations  conferred or imposed upon the  Indenture  Trustee  shall be conferred or imposed upon and  exercised or performed by the Indenture  Trustee and such separate  trustee or co-trustee jointly (it being  understood that such separate trustee or co-trustee is not authorized to act separately  without the Indenture  Trustee joining in such act),  except to the extent that under any law of any jurisdiction  in which any  particular  act or acts are to be performed the Indenture  Trustee shall be  incompetent  or  unqualified  to perform such act or acts,  in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such  jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

(ii)     no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

(iii)    the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

         (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the
Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this
Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

         (d) Any separate trustee or co-trustee may at any time constitute the
Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

Section 6.11. Eligibility; Disqualification. The Indenture Trustee shall at all times satisfy the requirements of TIA ss.310(a). The Indenture Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and it or its parent shall have a long-term debt rating of A2 or better by Moody's. The Indenture Trustee shall comply with TIA ss.310(b), including the optional provision permitted by the second sentence of TIA ss.310(b)(9); provided, however, that there shall be excluded from the operation of TIA ss.310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA ss.310(b)(1) are met.

Section 6.12. Preferential Collection of Claims Against Issuer. The Indenture
Trustee shall comply with TIA ss.311(a), excluding any creditor relationship listed in TIA ss.311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA ss.311(a) to the extent indicated therein.

Section 6.13.     Representations and Warranties.  The Indenture Trustee
hereby represents that:

(a) The Indenture Trustee is duly organized, validly existing and in good standing under the laws of the United States with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

(b) The Indenture Trustee has the power and authority to execute and deliver this Indenture and to carry out its terms; and the execution, delivery and performance of this Indenture have been duly authorized by the Indenture Trustee by all necessary corporate action.

(c) The consummation of the transactions contemplated by this Indenture and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of association or bylaws of the
Indenture Trustee or any agreement or other instrument to which the Indenture
Trustee is a party or by which it is bound which conflict or breach would have a materially adverse impact on the ability of the Indenture Trustee to perform its obligations under the Basic Documents to which it is a party.

(d) To the Indenture Trustee's best knowledge, there are no proceedings or investigations pending or threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Indenture Trustee or its properties: (i) asserting the invalidity of this Indenture, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Indenture or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the
Indenture Trustee of its obligations under, or the validity or enforceability of, this Indenture.

(e) The Indenture Trustee does not have notice of any adverse claim (as such term is defined in Article 8 of the UCC) with respect to the Loans.

Section 6.14.     Directions to Indenture Trustee.  The Indenture Trustee
is hereby directed:

(a) to accept the grant of a security interest in the Trust Estate and hold the assets of the Trust in trust for the Noteholders;

(b) to authenticate and deliver the Notes substantially in the form prescribed by Exhibits A-1, A-2, A-3 and A-4 in accordance with the terms of this
Indenture; and

(c) to take all other actions as shall be required to be taken by the terms of this Indenture.

Section 6.15. Compliance with Withholding-Requirements. Notwithstanding any other provision of this Indenture, the Indenture Trustee shall comply with all federal withholding requirements respecting payments to Noteholders of interest that the Indenture Trustee reasonably believes are applicable under the Code.
The consent of Noteholders shall not be required for such withholding.

Section 6.16.     Periodic Filings.

(a) The Indenture Trustee shall reasonably cooperate with the Depositor in connection with the Issuer's compliance with the reporting requirements under the Exchange Act. The Indenture Trustee shall prepare on behalf of the Depositor any Forms 8-K and 10-K customary for similar securities as required by the
Exchange Act and the rules and regulations of the Commission thereunder, and the
Depositor shall sign and the Indenture Trustee shall file (via EDGAR) such Forms
8-K and 10-K on behalf of the Depositor. The Depositor hereby grants to the
Indenture Trustee a limited power of attorney to execute and file each such document on behalf of the Depositor. Such power of attorney shall continue until the earlier of (i) receipt by the Indenture Trustee from the Depositor of written termination of such power of attorney and (ii) the dissolution of the
Issuer.

(b) Each Form 8-K shall be filed by the Indenture Trustee within 15 days after each Distribution Date, with a copy of the statement to the Certificateholders for such Distribution Date as an exhibit thereto. Prior to March 31st of each year (or such earlier date as may be required by the Exchange Act and the rules and regulations of the Commission), the Indenture Trustee shall file a Form
10-K, in substance as required by applicable law or applicable Commission staff's interpretations. Such Form 10-K shall include as exhibits, the annual statement of compliance described under Section 3.10 of the Servicing Agreement and the annual servicing report described under Section 3.11 of the Servicing
Agreement, to the extent such reports have been timely delivered to the
Indenture Trustee. If they are not so timely delivered, the Indenture Trustee shall file an amended Form 10-K including such documents as exhibits promptly after they are delivered to the Indenture Trustee. The Indenture Trustee shall have no liability with respect to (a) any failure to properly or timely prepare or file such periodic reports resulting from or relating to the Indenture
Trustee's inability or failure to obtain any information not resulting from its own negligence, willful misconduct or bad faith, or (b) any inaccuracy in such periodic reports resulting from incorrect information provided to the Indenture
Trustee by the Servicer. The Form 10-K shall also include a certification in the form attached hereto as Exhibit B (the "Depositor Certification"), which shall be signed by the senior officer of the Depositor in charge of securitization and furnished to the Indenture Trustee at least 5 Business Days prior to the date on which the Form 10-K is required to be filed.

(c) The Indenture Trustee shall sign a certification in the form attached hereto as Exhibit C (the "Indenture Trustee Certification") for the benefit of the
Depositor and its officers, directors and affiliates regarding certain aspects of items 1 through 3 of the Depositor Certification. In addition, the Indenture
Trustee shall, subject to the provisions of Sections 6.01 and 6.02 hereof, indemnify and hold harmless the Depositor and its officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the Indenture Trustee's obligations under this Section 6.16 or any inaccuracy made in the Indenture
Trustee Certification. If the indemnification provided for herein is unavailable or insufficient to hold harmless such Persons, then the Indenture Trustee shall contribute to the amount paid or payable by such Persons as a result of the losses, claims, damages or liabilities of such Persons in such proportion as is appropriate to reflect the relative fault of the Depositor on the one hand and the Indenture Trustee on the other. The Indenture Trustee acknowledges that the
Depositor is relying on the Indenture Trustee's performance of its obligations under this Section 6.16 in order to perform its obligations under Section
6.16(b) above.

(d) If the Commission issues additional interpretative guidance or promulgates additional rules or regulations, or if other changes in applicable law occur, that would require the reporting arrangements, or the allocation of responsibilities with respect thereto, described in this Section 6.16, to be conducted differently than as described, the Depositor and the Indenture Trustee will reasonably cooperate to amend the provisions of this Section 6.16 in order to comply with such amended reporting requirements and such amendment of this
Section 6.16. Any such amendment shall be made in accordance with Section 9.01 without the consent of the Certificateholders, and may result in a change in the reports filed by the Indenture Trustee on behalf of the Issuer under the
Exchange Act. Notwithstanding the foregoing, the Depositor and the Indenture
Trustee shall not be obligated to enter into any amendment pursuant to this
Section 6.12 that adversely affects its obligations and immunities under this
Indenture.

(e) Upon any filing with the Commission, the Indenture Trustee shall promptly deliver to the Depositor a copy of any executed report, statement or information.

(f) Prior to January 31 of the first year in which the Indenture Trustee is able to do so under applicable law, the Indenture Trustee shall file a Form 15D
Suspension Notification with respect to the Issuer.

                                ARTICLE VII

                         Noteholders' Lists and Reports

Section 7.01. Issuer To Furnish Indenture Trustee Names and Addresses of
Noteholders. The Issuer will furnish or cause to be furnished to the Indenture
Trustee (a) not more than five days after each Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Noteholders as of such Record Date and, (b) at such other times as the
Indenture Trustee may request in writing, within 30 days after receipt by the
Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished.

Section 7.02.     Preservation of Information; Communications to Noteholders.

(a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Noteholders contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.01 and the names and addresses of Noteholders received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.01 upon receipt of a new list so furnished.

         (b) Noteholders may communicate pursuant to TIA ss. 312(b) with other
Noteholders with respect to their rights under this Indenture or under the
Notes.

         (c) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIA ss. 312(c).

Section 7.03.     Reports by Issuer.

(a)      The Issuer shall:

(i)      file with the Indenture Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

(ii)     file with the Indenture Trustee, and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this
         Indenture as may be required from time to time by such rules and regulations; and

(iii)    supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIA ss. 313(c) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section
         7.03(a) and by rules and regulations prescribed from time to time by the Commission.

         (b)      Unless the Issuer  otherwise  determines,  the fiscal year of the Issuer shall end on December 31 of each year.

Section 7.04. Reports by Indenture Trustee. If required by TIA ss.313(a), within 60 days after each January 1 beginning with January 1, 2004, the Indenture
Trustee shall mail to each Noteholder as required by TIA ss.313(c) a brief report dated as of such date that complies with TIA ss.313(a). The Indenture
Trustee also shall comply with TIA ss.313(b).

         A copy of each report at the time of its mailing to Noteholders shall be filed by the Indenture Trustee with the Commission and each stock exchange, if any, on which the Notes are listed. The Issuer shall notify the Indenture
Trustee if and when the Notes are listed on any stock exchange.

                                 ARTICLE VIII

                      Accounts, Disbursements and Releases

Section 8.01. Collection of Money. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture
Trustee shall apply all such money received by it as provided in this Indenture.
Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this
Indenture and any right to proceed thereafter as provided in Article V.

Section 8.02.     Trust Accounts.

(a) On or prior to the Closing Date, the Indenture Trustee shall establish and maintain, in the name of the Indenture Trustee, for the benefit of the
Noteholders and the Certificate Paying Agent, on behalf of the
Certificateholder, the Payment Account as provided in Section 3.01 of this
Indenture, the Pre-Funding Account as provided in Section 3(a) of the Loan
Purchase Agreement and the Capitalized Interest Account as provided in Section
3(d) of the Loan Purchase Agreement.

         (b) All monies deposited from time to time in the Payment Account pursuant to the Servicing Agreement and all deposits therein pursuant to this
Indenture are for the benefit of the Noteholders and the Certificate Paying
Agent, on behalf of the Certificateholder.

         (c) Amounts on deposit in the Payment Account shall be held uninvested.

         (d) On each Payment Date, the Indenture Trustee shall distribute all amounts on deposit in the Payment Account to Noteholders in respect of the Notes and in its capacity as Certificate Paying Agent to the Certificateholder in the
order of priority set forth in Section 3.05 (except as otherwise provided in
Section 5.04(b)).

Section 8.03. Officer's Certificate. The Indenture Trustee shall receive at least seven days notice when requested by the Issuer to take any action pursuant to Section 8.05(a), accompanied by copies of any instruments to be executed, and the Indenture Trustee shall also require, as a condition to such action, an
Opinion of Counsel, in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with.

Section 8.04. Termination Upon Payment to Noteholders. This Indenture and
the respective obligations and responsibilities of the Issuer and the Indenture
Trustee created hereby shall terminate upon the payment to the Noteholders, the
Certificate Paying Agent (on behalf of the Certificateholder) and the Indenture
Trustee of all amounts required to be distributed pursuant to Article III;
provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

Section 8.05.     Release of Trust Estate.

(a) Subject to the payment of its fees and expenses, the Indenture Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture
Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in Article VIII hereunder shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent, or see to the application of any monies.

         (b) The Indenture Trustee shall, at such time as (i) there are no Notes
Outstanding and (ii) all sums due the Indenture Trustee pursuant to this
Indenture have been paid, release any remaining portion of the Trust Estate that secured the Notes from the lien of this Indenture.

Section 8.06. Surrender of Notes Upon Final Payment. By acceptance of any
Note, the Holder thereof agrees to surrender such Note to the Indenture Trustee promptly, prior to such Noteholder's receipt of the final payment thereon.

                                   ARTICLE IX

                             Supplemental Indentures

Section 9.01.     Supplemental Indentures Without Consent of Noteholders.

(a)      Without the consent of the any Noteholders but with prior notice to the
         Rating Agencies, the Issuer and the Indenture Trustee, when authorized by an Issuer Request, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

(i)      to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

(ii)     to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the
         Notes contained;

(iii)    to add to the covenants of the Issuer, for the benefit of the
         Noteholders, or to surrender any right or power herein conferred upon the Issuer;

(iv)     to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

(v)      to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provision herein or in any supplemental indenture;

(vi)     to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture;
         provided, that such action shall not materially and adversely affect the interests of the Noteholders;

(vii)    to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI; or

(viii)   to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this
         Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA;

provided, however, that no such indenture supplements shall be entered into unless the Indenture Trustee shall have received an Opinion of Counsel that entering into such indenture supplement is permitted hereunder and will not (A)
have any material adverse tax consequences to the Noteholders and (B) adversely affect in any material respect the interests of the Certificateholder.

         The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

         (b) The Issuer and the Indenture Trustee, when authorized by an Issuer
Request, may, also without the consent of any of the Noteholders but with prior notice to the Rating Agencies, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Noteholders under this Indenture;
provided, however, that such action shall, as evidence by an Opinion of Counsel, be permitted hereunder and shall not, as evidenced by such Opinion of Counsel,
(i) adversely affect in any material respect the interests of any Noteholder or
(ii) cause the Issuer to be subject to an entity level tax.

         (c) The Issuer and the Indenture Trustee shall, as directed by the
Holders of not less than 100% of the Certificate Percentage Interests, enter into an indenture or indentures supplemental hereto for the purpose of providing for the issuance of one or more additional Classes of Notes entitled to payments derived solely from all or a portion of the payments to which the Certificates issued on the Closing Date pursuant to the Owner Trust Agreement are entitled;
provided, however, that such action shall as evidenced by an Opinion of Counsel, be permitted hereunder and shall not as evidenced by an Opinion of Counsel, (i)
adversely affect in any material respect the interests of any existing
Noteholder or (ii) cause the Issuer to be subject to an entity level tax. Each such Class of Notes shall be a non-recourse obligation of the Issuer and shall be entitled to interest and principal in such amounts, and to such security for the repayment thereof, as shall be specified in such amendment or amendments.
Promptly after the execution by the Issuer and the Indenture Trustee of any amendments pursuant to this Section or the creation of a new Indenture and the issuance of the related Class or Classes of Notes, the Issuer shall require the
Indenture Trustee to give notice to the Noteholders and the Rating Agencies setting forth in general terms the substance of the provisions of such amendment. Any failure of the Indenture Trustee to provide such notice as is required under this paragraph, or any defect therein, shall not, however, in any way impair or affect the validity of such amendment or any Class of Notes issued pursuant thereto.

Section 9.02. Supplemental Indentures With Consent of Noteholders. The Issuer
and the Indenture Trustee, when authorized by an Issuer Request, also may, with prior notice to the Rating Agencies and with the consent of the Holders of not less than a majority of the Voting Rights of the Notes affected thereby, by Act of Noteholders delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided however, that no such supplemental indenture shall, without the consent of each Noteholder of each Note affected thereby:

(a) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof or the interest rate thereon, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this
Indenture requiring the application of funds available therefor, as provided in
Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof;

(b) reduce the percentage of the Note Balances of the Notes, the consent of the
Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

(c) modify or alter the provisions of the exception in the definition of the term "Outstanding";

(d) reduce the percentage of the Note Balances of the Notes required to direct the Indenture Trustee to direct the Issuer to sell or liquidate the Trust Estate pursuant to Section 5.04;

(e) modify any provision of this Section 9.02 except to increase any percentage specified herein or to provide that certain additional provisions of this
Indenture or the Basic Documents cannot be modified or waived without the consent of each Noteholder affected thereby;

(f) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any
Note on any Payment Date (including the calculation of any of the individual components of such calculation); or

(g) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein, terminate the lien of this
Indenture on any property at any time subject hereto or deprive any Noteholder of the security provided by the lien of this Indenture; and provided, further, that such action shall not, as evidenced by an Opinion of Counsel, cause the
Issuer to be subject to an entity level tax.

and provided, further, that no such indenture supplements shall be entered into unless the Indenture Trustee shall have received an Opinion of Counsel that entering into such indenture supplement is permitted hereunder and will not adversely affect in any material respect the interests of the Certificateholder.

         The Indenture Trustee may in its discretion determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture
Trustee shall not be liable for any such determination made in good faith.

         It shall not be necessary for any Act of Noteholders under this Section
9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section 9.02, the Indenture Trustee shall mail to Noteholders to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

Section 9.03. Execution of Supplemental Indentures. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this
Article IX or the modification thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.01 and 6.02, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the
Indenture Trustee's own rights, duties, liabilities or immunities under this
Indenture or otherwise.

Section 9.04. Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and shall be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Noteholders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

Section 9.05. Conformity with Trust Indenture Act. Every amendment of this
Indenture and every supplemental indenture executed pursuant to this Article IX shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.

Section 9.06. Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this
Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture
Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

Section 9.07. Supplemental Indentures Affecting the Servicer. Notwithstanding
any other provision of this Article IX, no supplemental indenture shall be executed that would materially and adversely affect the interests of the
Servicer described under Sections 3.22 or 10.18 hereunder without the consent of the Servicer.

                                   ARTICLE X

                                  Miscellaneous

Section 10.01.    Compliance Certificates and Opinions, etc.

(a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

         Every Officer's Certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

(i) a statement that each signatory of such Officer's Certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

(ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with;

(iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with; and

(v) if the signatory to such Certificate or Opinion is required to be
Independent, the statement required by the definition of the term "Independent
Certificate".

         (b) (i) Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the
Issuer shall, in addition to any obligation imposed in Section 10.01(a) or elsewhere in this Indenture, furnish to the Indenture Trustee an Officer's
Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

                  (ii) Whenever the Issuer is required to furnish to the
Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signatory thereof as to the matters described in clause (i) above, the
Issuer shall also deliver to the Indenture Trustee an Independent Certificate as
to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause (ii), is 10% or more of the Note Balances of the Notes, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Issuer as set forth in the related Officer's
Certificate is less than $25,000 or less than one percent of the Note Balances of the Notes.

                  (iii) Whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish to the Indenture
Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

                  (iv) Whenever the Issuer is required to furnish to the
Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (iii) above, the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the
same matters if the fair value of the property or securities and of all other property, other than property as contemplated by clause (v) below or securities released from the lien of this Indenture since the commencement of the then-current calendar year, as set forth in the certificates required by clause
(iii) above and this clause (iv), equals 10% or more of the Note Balances of the
Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related
Officer's Certificate is less than $25,000 or less than one percent of the then
Note Balances of the Notes.

                  (v) Notwithstanding any provision of this Indenture, the
Issuer may, without compliance with the requirements of the other provisions of this Section 10.01, (A) collect, sell or otherwise dispose of the Loans as and to the extent permitted or required by the Basic Documents or (B) make cash payments out of the Payment Account as and to the extent permitted or required by the Basic Documents, so long as the Issuer shall deliver to the Indenture
Trustee every six months, commencing January 1, 2003, an Officer's Certificate of the Issuer stating that all the dispositions of Collateral described in clauses (A) or (B) above that occurred during the preceding six calendar months were in the ordinary course of the Issuer's business and that the proceeds thereof were applied in accordance with the Basic Documents.

Section 10.02. Form of Documents Delivered to Indenture Trustee. In any
case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such officer's certificate or opinion is based are erroneous. Any such certificate of an
Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Seller, the Depositor or the Issuer, stating that the information with respect to such factual matters is in the possession of the
Seller, the Depositor or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

Section 10.03.    Acts of Noteholders.

(a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the
Indenture Trustee, and, where it is hereby expressly required, to the Issuer.
Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act of Noteholders" signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this
Indenture and (subject to Section 6.01) conclusive in favor of the Indenture
Trustee and the Issuer, if made in the manner provided in this Section 10.03.

         (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

         (c) The ownership of Notes shall be proved by the Note Registrar.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by any Noteholder shall bind the Holder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture
Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

Section 10.04.    Notices, etc., to Indenture Trustee, Issuer and Rating Agencies.

(a)      Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this
         Indenture shall be in writing and if such request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders is to be made upon, given or furnished to or filed with:

(i)      the Indenture Trustee by any Noteholder or by the Issuer, it shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at the Corporate
         Trust Office. The Indenture Trustee shall promptly transmit any notice received by it from the Noteholders to the Issuer, or

(ii)     the Issuer by the Indenture Trustee or by any Noteholder, it shall be sufficient for every purpose hereunder if in writing and mailed first-class, postage prepaid to the Issuer addressed to: Irwin Whole
         Loan Home Equity Trust 2003-D, in care of the Owner Trustee, as set forth in the Owner Trust Agreement, or at any other address previously furnished in writing to the Indenture Trustee by the Issuer. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee.

         Notices required to be given to the Rating Agencies by the Issuer or the Indenture Trustee shall be in writing, personally delivered or mailed by certified mail, return receipt requested, to (i) in the case of Moody's, at the following address: Moody's Investors Service, Inc., ABS Monitoring Department,
99 Church Street, New York, New York 10007, Attention: Residential Mortgage
Surveillance Group and (ii) in the case of Standard & Poor's, at the following address: Standard & Poor's, 26 Broadway, 15th Floor, New York, New York 10004,
Attention: Asset Backed Surveillance Department; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

Section 10.05. Notices to Noteholders; Waiver. Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given
(unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at such
Person's address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given regardless of whether such notice is in fact actually received.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture
Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

         In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

         Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute an Event of
Default.

Section 10.06. Alternate Payment and Notice Provisions. Notwithstanding any
provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Noteholder providing for a method of payment, or notice by the Indenture Trustee to such Noteholder, that is different from the methods provided for in this Indenture for such payments or notices. The
Issuer shall furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee shall cause payments to be made and notices to be given in accordance with such agreements.

Section 10.07. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the Trust Indenture
Act, such required provision shall control.

         The provisions of TIA ss.ss.310 through 317 that impose duties on any
Person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

Section 10.08.    Effect of Headings.  The Article and  Section headings
herein are for convenience only and shall not affect the construction hereof.

Section 10.09. Successors and Assigns. All covenants and agreements in this
Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this
Indenture shall bind its successors, co-trustees and agents.

Section 10.10. Separability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 10.11. Benefits of Indenture. Nothing in this Indenture or in the
Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders and any other party secured hereunder, and any other Person with an ownership interest in any part of the
Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 10.12. Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

Section 10.13. GOVERNING LAW. THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE
WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW
PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER
SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 10.14. Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 10.15. Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

Section 10.16. Issuer Obligation. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the
Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture
Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or
of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity). For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the
Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI, VII and VIII of the Owner Trust Agreement.

Section 10.17. No Petition. The Indenture Trustee, by entering into this
Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that they will not at any time prior to the day one year and one day after the date this Indenture terminates institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Basic Documents.

Section 10.18.     Optional Termination.

(a) The Holders of a majority of the Class CE-2 Certificates shall have the right, but not the obligation, to purchase from the Issuer all of the assets of the Trust Estate at a price equal to the Termination Price on or after the first
Payment Date on which an Optional Termination is permitted as described in
Section 10.18(c) below.

(b) If the Holders of a majority of the Class CE-2 Certificates do not exercise their option pursuant to 10.18(a) above on any Payment Date on which an Optional
Termination is permitted as described in Section 10.18(c) below, then the
Servicer shall have the right, but not the obligation, to purchase from the
Issuer all of the assets of the Trust Estate at a price equal to the Termination
Price; provided, however that the Servicer shall not be allowed to exercise such option unless the Termination Price equals or exceeds the sum of (a) the aggregate Class Principal Balance of each Class of Notes immediately prior to the Payment Date on which such purchase occurs, (b) the aggregate of any Applied
Loss Amounts on the Notes remaining unpaid immediately prior to the Payment Date on which such purchase occurs, (c) the aggregate of the Current Interest on the
Notes for the Payment Date on which such purchase occurs, (d) the aggregate of any Carryforward Interest on the Notes for the Payment Date on which such purchase occurs and (e) any unpaid amounts owed to the Indenture Trustee or the
Owner Trustee.

(c) The right of the Holders of a majority of the Class CE-2 Certificates or the
Servicer, as applicable, to purchase the assets of the Issuer pursuant to
10.18(a) or (b) above on any Payment Date is conditioned upon the Aggregate Loan
Balance (after applying payments received in the related Collection Period) as of such Payment Date being less than ten percent of the Aggregate Loan Balance as of the Cut-off Date. If such right is exercised, the Holders of a majority of the Class CE-2 Certificates or the Servicer, as applicable, shall deposit the applicable Termination Price with the Indenture Trustee pursuant to Section 4.10 hereof and, upon the receipt of such deposit, the Indenture Trustee or Custodian shall release to the designee appointed by the Holders of a majority of the
Class CE-2 Certificates or the Servicer, as applicable, the files pertaining to the Loans being purchased. The Holders of a majority of the Class CE-2
Certificates or the Servicer, as applicable, at their expense, shall prepare and deliver to the Indenture Trustee for execution, at the time the Loans are to be released to the Holders of a majority of the Class CE-2 Certificates or the
Servicer, as applicable, appropriate documents assigning each such Loan from the
Indenture Trustee and the Issuer to the Holders of a majority of the Class CE-2
Certificates or the Servicer, as applicable. If the Optional Termination is pursuant to Section 10.18(a) above, the Holders of a majority of the Class CE-2
Certificates shall give the Indenture Trustee and the Servicer not less than fifteen Business Days' prior written notice of the Payment Date on which the
Holders of a majority of the Class CE-2 Certificates anticipates that the final distribution will be made to Noteholders. If the Holders of a majority of the
Class CE-2 Certificates do not give such notice with respect to any Payment
Date, then if the Servicer exercises its Optional Termination pursuant to
Section 10.18(b) above, the Servicer shall give the Indenture Trustee no more than fourteen and not less than seven Business Days' prior written notice of the
Payment Date on which the Servicer anticipates that the final distribution will be made to Securityholders. Notice of any termination, specifying the anticipated Final Scheduled Payment Date or other Payment Date (which shall be a date that would otherwise be a Payment Date) upon which the Noteholders may surrender their Notes and/or the Certificateholders may surrender their
Certificates to the Indenture Trustee (if so required by the terms hereof) for payment of the final distribution and cancellation, shall be given promptly by the Indenture Trustee specifying: (i) the anticipated Final Scheduled Payment
Date or other Payment Date upon which final payment of the Notes and/or
Certificates is anticipated to be made upon presentation and surrender of Notes and/or Certificates at the office or agency of the Indenture Trustee therein designated; and (ii) the amount of any such final payment, if known.
Notwithstanding the foregoing, none of the Depositor, the Seller or any
Affiliate of either the Depositor or the Seller shall have any right to purchase from the Issuer all of the assets of the Trust Estate pursuant to this Section, regardless of such entity's ownership of the Certificates.

Section 10.19. Inspection. The Issuer agrees that, on reasonable prior notice, it shall permit any representative of the Indenture Trustee, during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

Section 10.20. Limitation of Liability of Owner Trustee. Notwithstanding
anything to the contrary herein, this Indenture has been executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner
Trustee of Irwin Whole Loan Home Equity Trust 2003-D, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the
Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company, but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any
Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Indenture or any other related documents.

         IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                  IRWIN WHOLE LOAN HOME EQUITY
                  TRUST 2003-D, as Issuer

                  By:      Wilmington Trust Company, not in its individual
                           capacity but solely as Owner Trustee

                  By:___________________________________________________________
                       Name:
                       Title:

                  U.S. BANK NATIONAL
                  ASSOCIATION, as Indenture
                  Trustee

                  By:___________________________________________________________
                       Name:
                       Title:

U.S. BANK NATIONAL ASSOCIATION hereby accepts the appointment as Paying Agent pursuant to Section 3.03 hereof and as Note Registrar pursuant to Section 4.02 hereof.

By:________________________________
     Name:
     Title:

CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE
CORP. hereby acknowledges and agrees to the
provisions set forth in Section 6.16

By:________________________________
     Name:
     Title:

STATE OF ______________             )
                                    ) ss.:
COUNTY OF ____________)

         On this ____ day of November, 2003, before me personally appeared
___________________ to me known, who being by me duly sworn, did depose and say, that he is the _________________ of Wilmington Trust Company, one of the
companies described in and which executed the above instrument; and that he signed his name thereto by like order.

                                  ________________________________________
                                  Notary Public

STATE OF ILLINOIS           )
                            ) ss.:
COUNTY OF COOK              )

         On this ____ day of November, 2003, before me personally appeared
________________ to me known, who being by me duly sworn, did depose and say, that she is the __________________ of U.S. Bank National Association, one of the
corporations described in and which executed the above instrument; that she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order.

                                  _______________________________________
                                  Notary Public

NOTARIAL SEAL

                                   EXHIBIT A-1

                              FORM OF CLASS A NOTES

         UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS
AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS
REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY
AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR
TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY
TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON
IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST
HEREIN.

         THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH
HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME
MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

         THIS NOTE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE
SELLER, THE DEPOSITOR, THE SERVICER, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE OR
ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE
INDENTURE OR THE BASIC DOCUMENTS.

                    IRWIN WHOLE LOAN HOME EQUITY TRUST 2003-D

                  Home Equity Loan-Backed Notes, Series 2003-D

Class A-[  ]                                        Principal Amount: $[  ]

Registered

No. 1                                               Percentage Interest: 100%

CUSIP NO.                                           Note Interest Rate: Variable

         Irwin Whole Loan Home Equity Trust 2003-D, a statutory trust duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO.
or registered assigns, the principal sum of $[__________], payable on each Payment
Date in an amount equal to the Percentage Interest specified above of the aggregate amount, if any, payable from the Payment Account in respect of principal and interest on the Class A-[ ] Notes pursuant to Section 3.05 of the
Indenture dated as of November 25, 2002 (the "Indenture") between the Issuer, as issuer, and U.S. Bank National Association, as indenture trustee (the "Indenture
Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the Final Scheduled Payment Date, to the extent not previously paid on a prior Payment Date. Capitalized terms used but not defined herein are defined in Appendix A of the Indenture.

         Pursuant to the terms of the Indenture, a distribution will be made on the twenty-fifth day of each month, or, if any such date is not a Business Day, then the next Business Day.(the "Payment Date"), commencing as described in the
Indenture, to the Person in whose name this Note is registered at the close of business on the last day (or if such last day is not a Business Day, the
Business Day immediately preceding such last day) related Accrual Period, or, in the case of the first Payment Date, November 28, 2003, from the Remittance
Amount in an amount equal to the product of the Percentage Interest evidenced by this Notes and the amount of interest and principal, if any required to be distributed to Holders of Class A-[_] Notes on such Payment Date.

         Interest will be computed on the basis of the actual number of days in each Accrual Period and a year assumed to consist of 360 days.

         Principal of and Interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

         This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Home Equity Loan-Backed Notes, Series 2003-D, all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders.
The Notes are subject to all terms of the Indenture.

         The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

         The entire unpaid principal amount of this Note shall be due and payable in full on the Final Scheduled Payment Date pursuant to the Indenture, to the extent not previously paid on a prior Payment Date. Notwithstanding the foregoing, if an Event of Default shall have occurred and be continuing, then the Indenture Trustee or the holders of Notes representing not less than a majority of the Voting Rights of all Notes may declare the Notes to be immediately due and payable in the manner provided in Section 5.02 of the
Indenture.

         Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes)
on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Depository Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note
Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this
Note (or any one or more Predecessor Notes) effected by any payments made on any
Payment Date shall be binding upon all future holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the
Registered Holder hereof as of the Record Date with respect to the preceding
Payment Date by notice mailed or transmitted by facsimile prior to such Payment
Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the address specified in such notice of final payment.

         As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the Corporate Trust
Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the holder hereof or such holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other
"signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the
Securities Exchange Act of 1934, as amended, and thereupon one or more new Notes in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the Note
Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of this Note.

         Each Holder or Beneficial Owner of a Note, by acceptance of a Note, or, in the case of a Beneficial Owner of a Note, a security entitlement to a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Seller, the
Servicer, the Depositor or the Indenture Trustee on the Notes or under the
Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the
Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee
or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed.

         Each Holder or Beneficial Owner of a Note, by acceptance of a Note or, in the case of a Beneficial Owner of a Note, a security entitlement to a Note, covenants and agrees by accepting the benefits of the Indenture that such Holder or Beneficial Owner of a Note will not prior to the day that is one year and one day after the date this Indenture terminates, institute against the Issuer or the Depositor, or join in any institution against the Issuer or the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the
Basic Documents.

         Each Holder or Beneficial Owner of this Note, by acceptance of this
Note or a security entitlement thereto, represents that its acquisition of the
Note does not constitute or give rise to a prohibited transaction under Section
406 of ERISA or Section 4975 of the Code, for which no statutory, regulatory or administrative exemption is available.

         The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer.
Each holder of a Note, by acceptance of a Note (and each Beneficial Owner of a
Note by acceptance of a security entitlement to a Note), agrees to treat the
Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture
Trustee may treat the Person in whose name this Note is registered (as of the day of determination or as of such other date as may be specified in the
Indenture) as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the
Issuer and the Indenture Trustee and the rights of the holders of the Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the holders of Notes representing a majority of the Voting Rights of all Notes at the time Outstanding and with prior notice to the Rating Agencies.
The Indenture also contains provisions permitting the holders of Notes representing specified percentages of the Voting Rights of all Notes, on behalf of the holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such holder and upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Issuer and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the
Noteholders but with prior notice to the Rating Agencies.

         The term "Issuer" as used in this Note includes any successor or the
Issuer under the Indenture.

         The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the
Noteholders.

         The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

         This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair, the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

         Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of U.S. Bank National Association, in its individual capacity, Wilmington Trust Company, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The holder of this Note by its acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

         IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

                         IRWIN WHOLE LOAN HOME EQUITY
                         TRUST 2003-D

                         By       WILMINGTON TRUST COMPANY, not in its individual
                                  capacity but solely as Owner Trustee

Dated:

                         By ____________________________________________________
                                           Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within mentioned Indenture.

                         U.S. BANK NATIONAL
                         ASSOCIATION, not in its
                         individual capacity but
                         solely as Indenture Trustee

Dated:

                         By ____________________________________________________
                                           Authorized Signatory

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

-----------------------------------------------------

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto ___________________________________________________________________________
________________________________________________________________________________
                         (name and address of assignee)
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _______________________________________________________________________
___________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:_______________________                                                   *

                                   ---------------------------------------------
                                              Signature Guaranteed:

                                                                                */
                                   ---------------------------------------------

_______________________________
*       NOTICE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever.
        Such signature must be guaranteed by an "eligible grantor institution"
        meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange
        Act of 1934, as amended.

                                   EXHIBIT A-2

                            FORM OF CLASS A-IO NOTES

         UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS
AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS
REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY
AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR
TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY
TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON
IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST
HEREIN.

         THIS NOTE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE
SELLER, THE DEPOSITOR, THE SERVICER, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE OR
ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE
INDENTURE OR THE BASIC DOCUMENTS.

         INTEREST ON THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN.
THE OUTSTANDING NOTIONAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE
AMOUNT SHOWN ON THE FACE HEREOF.

         .

                    IRWIN WHOLE LOAN HOME EQUITY TRUST 2003-D

                  Home Equity Loan-Backed Notes, Series 2003-D

Class A-IO                                            Notional Amount: $[  ]

Registered

No. 1                                                 Percentage Interest: 100%

CUSIP NO.                                             Note Interest Rate:

         Irwin Whole Loan Home Equity Trust 2003-D, a statutory trust duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO.
or its registered assigns, interest on this Note at the Note Rate (as described below), payable on each Payment Date in an amount equal to the pro rata portion allocable hereto (based on the Initial Notional Amount specified above and the
Initial Notional Amount of all Class A-IO Notes), if any, payable from the
Payment Account in respect of the Class IO Notes (the "Notes") pursuant to
Section 3.05 of the indenture dated as of November 25, 2003 (the "Indenture"), between the Issuer and U.S. Bank National Association, as Indenture trustee (the
"Indenture Trustee"). Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the Indenture.

         The Class IO Notes are not entitled to payments of principal.

         Pursuant to the terms of the Indenture, a distribution will be made on the twenty-fifth day of each month, or, if any such date is not a Business Day, then the next Business Day.(the "Payment Date"), commencing as described in the
Indenture, to the Person in whose name this Note is registered at the close of business on the last day immediately preceding such Payment Date, from the
Remittance Amount in an amount equal to the product of the Percentage Interest evidenced by this Notes and the amount of interest, if any required to be distributed to Holders of Class A-IO Notes on such Payment Date.

         Interest will be computed on the basis of the actual number of days in each Accrual Period and a year assumed to consist of 360 days. Interest on this
Note shall be calculated on the Notional Amount, which may be reduced from time to time, and will be paid in the manner specified herein.

         Payments on this Note are payable in such coin or currency of the
United States of America as at the time of payment is legal tender for payment of public and private debts.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

         This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Home Equity Loan-Backed Notes, Series 2003-D, all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders.
The Notes are subject to all terms of the Indenture.

         The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

         Any amount payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the related
Noteholder on the preceding Record Date, by wire transfer to an account specified in writing by such Noteholder reasonably satisfactory to the Indenture
Trustee as of the preceding Record Date or, if no such instructions have been delivered to the Indenture Trustee, by check or money order to such Noteholder mailed to such Noteholder's address as it appears in the Note Register, the amount required to be distributed to such Noteholder on such Payment Date pursuant to such Noteholder's Notes; provided, however, that the Indenture
Trustee shall not pay to such Noteholder any amount required to be withheld from a payment to such Noteholder by the Code. Any reduction in the Principal Amount specified above (or any one or more predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Noteholders of this
Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.

         As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the Corporate Trust
Office of the Indenture Trustee, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion
Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and thereupon one or more new Notes in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the Note Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of this Note.

         Each Holder or Beneficial Owner of a Note, by its acceptance of a Note, or, in the case of a Beneficial Owner of a Note, a security entitlement to a
Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Sellers, the Servicer, the Depositor or the Indenture Trustee on the Notes
or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the
Indenture Trustee or of any successor or assign of the Indenture Trustee or the
Owner Trustee in its individual capacity, except as any such Person may have expressly agreed.

         Each Holder or Beneficial Owner of a Note, by its acceptance of a Note or, in the case of a Beneficial Owner of a Note, a security entitlement to a
Note, covenants and agrees by accepting the benefits of the Indenture that such
Holder or Beneficial Owner will not at any time institute against the Issuer or the Depositor, or join in any institution against the Issuer or the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

         Each Holder or Beneficial Owner of this Note, by acceptance of this
Note or a security entitlement thereto, represents that its acquisition of the
Note does not constitute or give rise to a prohibited transaction under Section
406 of ERISA or Section 4975 of the Code, for which no statutory, regulatory or administrative exemption is available.

         The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer.
Each holder of a Note, by acceptance of a Note (and each Beneficial Owner of a
Note by acceptance of a security entitlement to a Note), agrees to treat the
Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture
Trustee may treat the Person in the name of which this Note is registered (as of the day of determination or as of such other date as may be specified in the
Indenture) as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the
Issuer and the Indenture Trustee and the rights of the Noteholders under the
Indenture at any time by the Issuer and the Indenture Trustee with the consent of holders of the Notes representing a majority of the aggregate Voting Rights of all Notes then Outstanding and with prior notice to the Rating Agencies. The
Indenture also contains provisions permitting the holders of Notes representing specified percentages of the Voting Rights of all Notes, on behalf of the holders of all Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Note (or any one of more predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Issuer and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the holders of the Notes issued thereunder but with prior notice to the Rating
Agencies and the Enhancer.

         The term "Issuer" as used in this Note includes any successor or the
Issuer under the Indenture.

         The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the
Noteholders.

         The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

         This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflicts of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

         Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of U.S. Bank National Association in its individual capacity, Wilmington Trust Company in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of interest on this Note or the performance of, or the failure to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The holder of this Note, by its acceptance hereof, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of
Default under the Indenture, such Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

         IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

                  IRWIN WHOLE LOAN HOME EQUITY
                  TRUST 2003-D

                  By       WILMINGTON TRUST COMPANY, not in its individual
                           capacity but solely as Owner Trustee

Dated:

                  By ___________________________________________________________
                                       Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within mentioned Indenture.

                              U.S. BANK NATIONAL
                              ASSOCIATION, not in its
                              individual capacity but
                              solely as Indenture Trustee

Dated:

                              By _______________________________________________
                                              Authorized Signatory

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

-----------------------------------------------------

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto

                         (name and address of assignee)
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ___________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:_______________________                                                   *
                                 -----------------------------------------------
                                               Signature Guaranteed:

                                                                                */
                                 -----------------------------------------------

______________________
*       NOTICE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever.
        Such signature must be guaranteed by an "eligible grantor institution"
        meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange
        Act of 1934, as amended.

                                   EXHIBIT A-3

                              FORM OF CLASS M NOTES

         UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS
AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS
REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED
BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO.
OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC),
ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON
IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST
HEREIN.

         THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH
HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME
MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

         THIS NOTE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE
SELLER, THE DEPOSITOR, THE SERVICER, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE OR
ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE
INDENTURE OR THE BASIC DOCUMENTS.

                    IRWIN WHOLE LOAN HOME EQUITY TRUST 2003-D

                  Home Equity Loan-Backed Notes, Series 2003-D

Class M-[___]                               Principal Amount: $[__________]

Registered

No. 1                                       Percentage Interest: 100%

CUSIP NO.                                   Note Interest Rate: Variable

         Irwin Whole Loan Home Equity Trust 2003-D, a statutory trust duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO.
or registered assigns, the principal sum of $[______________], payable on each
Payment Date in an amount equal to the Percentage Interest specified above of the aggregate amount, if any, payable from the Payment Account in respect of principal on the Class M-[___] Notes pursuant to Section 3.05 of the Indenture dated as of November 25, 2003 (the "Indenture") between the Issuer, as Issuer, and U.S. Bank National Association, as indenture trustee (the "Indenture
Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the Final Scheduled Payment Date, to the extent not previously paid on a prior Payment Date. Capitalized terms used but not defined herein are defined in Appendix A of the Indenture.

         Pursuant to the terms of the Indenture, a distribution will be made on the twenty-fifth day of each month, or, if any such date is not a Business Day, then the next Business Day.(the "Payment Date"), commencing as described in the
Indenture, to the Person in whose name this Note is registered at the close of business on the last day (or if such last day is not a Business Day, the
Business Day immediately preceding such last day) related Accrual Period, or, in the case of the first Payment Date, November 28, 2003, from the Remittance
Amount in an amount equal to the product of the Percentage Interest evidenced by this Notes and the amount of interest and principal, if any required to be distributed to Holders of Class M-[_] Notes on such Payment Date.

         Interest will be computed on the basis of the actual number of days in each Accrual Period and a year assumed to consist of 360 days.

         Principal of and Interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

         This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Home Equity Loan-Backed Notes, Series 2003-D, all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders.
The Notes are subject to all terms of the Indenture.

         The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

         The entire unpaid principal amount of this Note shall be due and payable in full on the Final Scheduled Payment Date pursuant to the Indenture, to the extent not previously paid on a prior Payment Date. Notwithstanding the foregoing, if an Event of Default shall have occurred and be continuing, then the Indenture Trustee or the holders of Notes representing not less than a majority of the Voting Rights of all Notes may declare the Notes to be immediately due and payable in the manner provided in Section 5.02 of the
Indenture.

         Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes)
on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Depository Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note
Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this
Note (or any one or more Predecessor Notes) effected by any payments made on any
Payment Date shall be binding upon all future holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the
Registered Holder hereof as of the Record Date with respect to the preceding
Payment Date by notice mailed or transmitted by facsimile prior to such Payment
Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the address specified in such notice of final payment.

         As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the Corporate Trust
Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the holder hereof or such holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other
"signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the
Securities Exchange Act of 1934, as amended, and thereupon one or more new Notes in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the Note
Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of this Note.

         Each Holder or Beneficial Owner of a Note, by acceptance of a Note, or, in the case of a Beneficial Owner of a Note, a security entitlement to a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Seller, the
Servicer, the Depositor or the Indenture Trustee on the Notes or under the
Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the
Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee
or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed.

         Each Holder or Beneficial Owner of a Note, by acceptance of a Note or, in the case of a Beneficial Owner of a Note, a security entitlement to a Note, covenants and agrees by accepting the benefits of the Indenture that such Holder or Beneficial Owner of a Note will not prior to the day that is one year and one day after the date this Indenture terminates, institute against the Issuer or the Depositor, or join in any institution against the Issuer or the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the
Basic Documents.

         Each Holder or Beneficial Owner of this Note, by acceptance of this
Note or a security entitlement thereto, represents that its acquisition of the
Note does not constitute or give rise to a prohibited transaction under Section
406 of ERISA or Section 4975 of the Code, for which no statutory, regulatory or administrative exemption is available.

         The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer.
Each holder of a Note, by acceptance of a Note (and each Beneficial Owner of a
Note by acceptance of a security entitlement to a Note), agrees to treat the
Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture
Trustee may treat the Person in whose name this Note is registered (as of the day of determination or as of such other date as may be specified in the
Indenture) as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the
Issuer and the Indenture Trustee and the rights of the holders of the Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the holders of Notes representing a majority of the Voting Rights of all Notes at the time Outstanding and with prior notice to the Rating Agencies.
The Indenture also contains provisions permitting the holders of Notes representing specified percentages of the Voting Rights of all Notes, on behalf of the holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such holder and upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Issuer and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the
Noteholders but with prior notice to the Rating Agencies.

         The term "Issuer" as used in this Note includes any successor or the
Issuer under the Indenture.

         The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the
Noteholders.

         The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

         This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair, the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

         Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of U.S. Bank National Association, in its individual capacity, Wilmington Trust Company, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The holder of this Note by its acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

         IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

                             IRWIN WHOLE LOAN HOME EQUITY
                             TRUST 2003-D

                             By WILMINGTON TRUST COMPANY, not in its individual
                                capacity but solely as Owner Trustee

Dated:

                             By ________________________________________________
                                             Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within mentioned Indenture.

                             U.S. BANK NATIONAL
                             ASSOCIATION, not in its
                             individual capacity but
                             solely as Indenture Trustee

Dated:

                             By ________________________________________________
                                              Authorized Signatory

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

-----------------------------------------------------

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto ___________________________________________________________________________
________________________________________________________________________________
                         (name and address of assignee)
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _______________________________________________________________________
___________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:_______________________                                                   *
                                 -----------------------------------------------
                                              Signature Guaranteed:

                                                                                */
                                 -----------------------------------------------

_______________________
*       NOTICE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever.
        Such signature must be guaranteed by an "eligible grantor institution"
        meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange
        Act of 1934, as amended.

                                   EXHIBIT A-4

                              FORM OF CLASS B NOTES

         UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS
AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS
REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED
BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO.
OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC),
ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON
IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST
HEREIN.

         THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH
HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME
MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

         THIS NOTE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE
SELLER, THE DEPOSITOR, THE SERVICER, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE OR
ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE
INDENTURE OR THE BASIC DOCUMENTS.

                    IRWIN WHOLE LOAN HOME EQUITY TRUST 2003-D

                    Irwin Whole Loan Home Equity Trust 2003-D

Class B-[  ]                                    Principal Amount: $[____________]
Registered
No. 1                                           Percentage Interest: 100%
CUSIP NO.                                       Note Interest Rate: Variable

         Irwin Whole Loan Home Equity Trust 2003-D, a statutory trust duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO.
or registered assigns, the principal sum of $[____________], payable on each
Payment Date in an amount equal to the Percentage Interest specified above of the aggregate amount, if any, payable from the Payment Account in respect of principal on the Class B-[ ] Notes pursuant to Section 3.05 of the Indenture dated as of November 25, 2003 (the "Indenture") between the Issuer, as issuer, and U.S. Bank National Association, as indenture trustee (the "Indenture
Trustee"); provided, however, that the entire unpaid principal amount of this
Note shall be due and payable on the Final Scheduled Payment Date, to the extent not previously paid on a prior Payment Date. Capitalized terms used but not defined herein are defined in Appendix A of the Indenture.

         Pursuant to the terms of the Indenture, a distribution will be made on the twenty-fifth day of each month, or, if any such date is not a Business Day, then the next Business Day.(the "Payment Date"), commencing as described in the
Indenture, to the Person in whose name this Note is registered [at the close of business on the last day (or if such last day is not a Business Day, the
Business Day immediately preceding such last day) related Accrual Period, or, in the case of the first Payment Date, November 28, 2003,] [on the last day of the month preceding such Payment Date] from the Remittance Amount in an amount equal to the product of the Percentage Interest evidenced by this Notes and the amount of interest and principal, if any required to be distributed to Holders of Class
B-[_] Notes on such Payment Date.

         Interest will be computed on the basis of the actual number of days in each Accrual Period and a year assumed to consist of 360 days.

         Principal of and Interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

         This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Home Equity Loan-Backed Notes, Series 2003-D, all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders.
The Notes are subject to all terms of the Indenture.

         The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

         The entire unpaid principal amount of this Note shall be due and payable in full on the Final Scheduled Payment Date pursuant to the Indenture, to the extent not previously paid on a prior Payment Date. Notwithstanding the foregoing, if an Event of Default shall have occurred and be continuing, then the Indenture Trustee or the holders of Notes representing not less than a majority of the Voting Rights of all Notes may declare the Notes to be immediately due and payable in the manner provided in Section 5.02 of the
Indenture.

         Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes)
on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Depository Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note
Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this
Note (or any one or more Predecessor Notes) effected by any payments made on any
Payment Date shall be binding upon all future holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the
Registered Holder hereof as of the Record Date with respect to the preceding such Payment Date by notice mailed or transmitted by facsimile prior to such
Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the address specified in such notice of final payment.

         As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the Corporate Trust
Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the holder hereof or such holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other
"signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the
Securities Exchange Act of 1934, as amended, and thereupon one or more new Notes in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the Note
Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of this Note.

         Each Holder or Beneficial Owner of a Note, by acceptance of a Note, or, in the case of a Beneficial Owner of a Note, a security entitlement to a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Seller, the
Servicer, the Depositor or the Indenture Trustee on the Notes or under the
Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the
Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee
or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed.

         Each Holder or Beneficial Owner of a Note, by acceptance of a Note or, in the case of a Beneficial Owner of a Note, a security entitlement to a Note, covenants and agrees by accepting the benefits of the Indenture that such Holder or Beneficial Owner of a Note will not prior to the day that is one year and one day after the date this Indenture terminates, institute against the Issuer or the Depositor, or join in any institution against the Issuer or the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the
Basic Documents.

         Each Holder or Beneficial Owner of this Note, by acceptance of this
Note or a security entitlement thereto, represents that its acquisition of the
Note does not constitute or give rise to a prohibited transaction under Section
406 of ERISA or Section 4975 of the Code, for which no statutory, regulatory or administrative exemption is available.

         The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer.
Each holder of a Note, by acceptance of a Note (and each Beneficial Owner of a
Note by acceptance of a security entitlement to a Note), agrees to treat the
Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture
Trustee may treat the Person in whose name this Note is registered (as of the day of determination or as of such other date as may be specified in the
Indenture) as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the
Issuer and the Indenture Trustee and the rights of the holders of the Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the holders of Notes representing a majority of the Voting Rights of all Notes at the time Outstanding and with prior notice to the Rating Agencies.
The Indenture also contains provisions permitting the holders of Notes representing specified percentages of the Voting Rights of all Notes, on behalf of the holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such holder and upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Issuer and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the
Noteholders but with prior notice to the Rating Agencies.

         The term "Issuer" as used in this Note includes any successor or the
Issuer under the Indenture.

         The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the
Noteholders.

         The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

         This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair, the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

         Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of U.S. Bank National Association, in its individual capacity, Wilmington Trust Company, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The holder of this Note by its acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

         IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

                             IRWIN WHOLE LOAN HOME EQUITY
                             TRUST 2003-D

                             By WILMINGTON TRUST COMPANY, not in its individual
                                capacity but solely as Owner Trustee

Dated:

                             By ________________________________________________
                                             Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within mentioned Indenture.

                             U.S. BANK NATIONAL
                             ASSOCIATION, not in its
                             individual capacity but
                             solely as Indenture Trustee

Dated:

                             By ________________________________________________
                                             Authorized Signatory

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

-----------------------------------------------------

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto ___________________________________________________________________________
________________________________________________________________________________
                         (name and address of assignee)
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _______________________________________________________________________
___________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:_______________________                                                   *
                                ------------------------------------------------
                                              Signature Guaranteed:

                                                                                */
                                ------------------------------------------------

___________________________
*       NOTICE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever.
        Such signature must be guaranteed by an "eligible grantor institution"
        meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange
        Act of 1934, as amended.

                                    EXHIBIT B

                         FORM OF DEPOSITOR CERTIFICATION

         Re:  Credit Suisse First Boston Mortgage Acceptance Corp.
               Irwin Whole Loan Home Equity Trust 2003-D
               Home Equity Loan-Backed Notes, Series 2003-D

         I, __________________________, certify that:

                  1. I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing distribution and servicing reports filed in respect of periods included in the year covered by this annual report, of Irwin
Whole Loan Home Equity Trust 2003-D (the "Trust");

                  2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

                  3. Based on my knowledge, the distribution information
required to be prepared by the Indenture Trustee based upon the servicing information required to be provided by the Servicer under the Servicing
Agreement is included in these reports;

                  4. I am responsible for reviewing the activities performed by the Servicer under the Servicing Agreement and based upon the review required under the Servicing Agreement, and except as disclosed in the report, the
Servicer has fulfilled its obligations under the Servicing Agreement; and

                  5. I have disclosed to the Depositor's certified public
accountants all significant deficiencies relating to the Servicer's compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or
similar standard as set forth in the Servicing Agreement.

         Capitalized terms used but not defined herein have the meanings ascribed to them in Appendix A to the Indenture, dated as of November 25, 2003
(the "Indenture"), among the Trust and U.S. Bank National Association, as indenture trustee.

                        CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.

                        By:
                           -----------------------------------------------------
                             Name:
                             Title:
                             Date:

                                    EXHIBIT C

                     FORM OF INDENTURE TRUSTEE CERTIFICATION

         Re:  Credit Suisse First Boston Mortgage Acceptance Corp.
               Irwin Whole Loan Home Equity Trust 2003-D
               Home Equity Loan-Backed Notes, Series 2003-D

         I, ___________________________, am a [title] of U.S. Bank National
Association (in its capacity as indenture trustee for the above-referenced notes, the "Indenture Trustee"), and in such capacity hereby certify to Credit
Suisse First Boston Mortgage Acceptance Corp. (the "Depositor"), and its
officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

                  1. I have reviewed the annual report on Form 10-K for the
fiscal year [___], and all reports on Form 8-K containing Monthly Statements filed in respect of periods included in the year covered by that annual report, of the Depositor relating to the above-referenced trust;

                  2. Subject to paragraph 4 hereof, based on my knowledge, the
Distribution Information in the Monthly Statements, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by that annual report; and

                  3. Based on my knowledge, the Distribution Information
required to be provided by the Indenture Trustee under the Indenture is included in these reports.

                  4. In compiling the Distribution Information and making the foregoing certifications, the Indenture Trustee has relied upon information furnished to it by the Servicer under the Servicing Agreement. The Indenture
Trustee shall have no responsibility or liability for any inaccuracy in all reports on Form 8-K resulting from information received from the Servicer unless such inaccuracy is due to the Indenture Trustee's own negligence, willful misconduct or bad faith.

         For purposes of this Certificate, the following terms shall have the meanings ascribed below:

         "Distribution Information" shall mean that information calculated and reported by the Indenture Trustee pursuant to Sections 3.25 and 6.16 of the
Indenture.

         "Monthly Statements" shall mean the monthly statements prepared by the Indenture Trustee pursuant to Section 3.25 of the Indenture.

         Capitalized terms used but not defined herein have the meanings ascribed to them in Appendix A to the Indenture, dated as of November 25, 2003
(the "Indenture"), between the Irwin Whole Loan Home Equity Trust 2003-D and the
Indenture Trustee.

                             U.S. BANK NATIONAL
                             ASSOCIATION, as Indenture
                             Trustee

                             By:
                                 -----------------------------------------------
                                  Name:
                                  Title:
                                  Date: